UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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BIG 5 SPORTING GOODS CORPORATION

(Name of Registrant as Specified In Its Charter)

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BIG 5 SPORTING GOODS CORPORATION
2525 EAST EL SEGUNDO BOULEVARD
EL SEGUNDO, CALIFORNIA 90245

May 4, 2007

Dear Fellow Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Big 5 Sporting Goods Corporation (the “Company”), to be held at the Ayres Hotel, 14400 Hindry Avenue, Hawthorne, California 90250 on June 19, 2007 at 10:00 a.m. local time and at any adjournments or postponements thereof (the “Annual Meeting”).

At the Annual Meeting, you will be asked to consider and vote upon the following matters:

1.	The election of two Class B directors to the Company’s Board of Directors, each to hold office until the 2010 annual meeting of stockholders (and until each such director’s successor shall have been duly elected and qualified);

2.  The approval of the Company’s 2007 Equity and Performance Incentive Plan; and

3.  The transaction of such other business as may properly come before the Annual Meeting.

Accompanying this letter is the formal Notice of Annual Meeting, Proxy Statement, Proxy Card relating to the meeting and the Company’s 2006 Annual Report on Form 10-K.

Your vote is very important regardless of how many shares you own. We hope you can attend the annual meeting in person. However, whether or not you plan to attend the annual meeting, please complete, sign, date and return the Proxy Card in the enclosed envelope. If you attend the annual meeting, you may vote in person if you wish, even though you may have previously returned your Proxy Card.

Sincerely,

Steven G. Miller
Chairman of the Board, President
and Chief Executive Officer

BIG 5 SPORTING GOODS CORPORATION
2525 EAST EL SEGUNDO BOULEVARD
EL SEGUNDO, CALIFORNIA 90245

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 19, 2007

TO THE STOCKHOLDERS OF BIG 5 SPORTING GOODS CORPORATION:

NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders of Big 5 Sporting Goods Corporation, a Delaware corporation (the “Company”), will be held on June 19, 2007 at 10:00 a.m. local time, at the Ayres Hotel, 14400 Hindry Avenue, Hawthorne, California 90250 and at any adjournments or postponements thereof (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders will be asked to consider and vote upon:

1.	The election of two Class B directors to the Company’s Board of Directors, each to hold office until the 2010 annual meeting of stockholders (and until each such director’s successor shall have been duly elected and qualified);

2.	The approval of the Company’s 2007 Equity and Performance Incentive Plan pursuant to which the Company may grant options, stock appreciation rights, restricted stock, performance awards, other stock unit awards and dividend equivalents with respect to a maximum of 2,399,250 shares of the Company’s common stock, plus certain shares subject to awards granted under specified existing plans, and pursuant to which the Company may settle or pay certain awards in cash or equity; and

3.	The transaction of such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Only stockholders of record of the Company’s common stock at the close of business on April 24, 2007 are entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the principal executive offices of the Company, 2525 East El Segundo Boulevard, El Segundo, California 90245 for at least ten days prior to the meeting and will also be available for inspection at the meeting.

YOUR VOTE IS VERY IMPORTANT. TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE POSTAGE PAID ENVELOPE PROVIDED, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON.

If you plan to attend:

Please note that admission to the meeting will be on a first-come, first-served basis. Each stockholder may be asked to present valid picture identification, such as a driver’s license or passport, and proof of ownership of the Company’s common stock as of the record date, such as the enclosed Proxy or a brokerage statement reflecting stock ownership as of the record date.

BY ORDER OF THE BOARD OF DIRECTORS,

Gary S. Meade
Secretary

El Segundo, California
May 4, 2007

BIG 5 SPORTING GOODS CORPORATION
2525 EAST EL SEGUNDO BOULEVARD
EL SEGUNDO, CALIFORNIA 90245

PROXY STATEMENT RELATING TO
ANNUAL MEETING OF STOCKHOLDERS
To Be Held On June 19, 2007

This Proxy Statement is being furnished to the stockholders of Big 5 Sporting Goods Corporation, a Delaware corporation (the “Company”), in connection with the solicitation of proxies by the Company’s Board of Directors for use at the Annual Meeting of the Company’s stockholders to be held on June 19, 2007 at 10:00 a.m. local time at the Ayres Hotel, 14400 Hindry Avenue, Hawthorne, California 90250, and at any adjournments or postponements thereof (the “Annual Meeting”).

At the Annual Meeting, holders of the Company’s common stock, $0.01 par value per share, will be asked to vote upon: (i) the election of two Class B directors to the Company’s Board of Directors, each to hold office until the 2010 annual meeting of stockholders (and until each such director’s successor shall have been duly elected and qualified); (ii) the approval of the Company’s 2007 Equity and Performance Incentive Plan (the “2007 Equity and Performance Incentive Plan”) and (iii) any other business that properly comes before the Annual Meeting.

This Proxy Statement and the accompanying Proxy Card are first being mailed to the Company’s stockholders on or about May 4, 2007. The address of the principal executive offices of the Company is 2525 East El Segundo Boulevard, El Segundo, California 90245.

ANNUAL MEETING

Record Date; Outstanding Shares; Quorum

Only holders of record of the Company’s common stock at the close of business on April 24, 2007 (the “Record Date”) will be entitled to notice of and to vote at the Annual Meeting. As of the close of business on the Record Date, there were 22,691,867 shares of common stock outstanding and entitled to vote, held of record by 125 stockholders. A majority, or 11,345,934 of these shares, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Each of the Company’s stockholders is entitled to one vote, in person or by proxy, for each share of common stock standing in such stockholder’s name on the books of the Company as of the Record Date on any matter submitted to the stockholders.

Voting of Proxies; Votes Required

Stockholders are requested to complete, date, sign and return the accompanying Proxy Card in the enclosed envelope. All properly executed, returned and unrevoked Proxy Cards will be voted in accordance with the instructions indicated thereon. Executed but unmarked Proxy Cards will be voted FOR the election of each director nominee listed on the Proxy Card and FOR the approval of the 2007 Equity and Performance Incentive Plan. The Company’s Board of Directors does not presently intend to bring any business before the Annual Meeting other than that referred to in this Proxy Statement and specified in the Notice of the Annual Meeting. By signing the Proxy Cards, stockholders confer discretionary authority on the proxies (who are persons designated by the Board of Directors) to vote all shares covered by the Proxy Cards in their discretion on any other matter that may properly come before the Annual Meeting, including any motion made for adjournment of the Annual Meeting.

Any stockholder who has given a proxy may revoke it at any time before it is exercised at the Annual Meeting by (i) delivering a written revocation notice to the Secretary of Big 5 Sporting Goods Corporation, 2525 East El Segundo Boulevard, El Segundo, California 90245, (ii) submitting a subsequent valid Proxy Card or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not, by itself, revoke a proxy). Any notice of revocation sent to the Company must include the stockholder’s name.

Elections of directors are determined by a plurality of shares of common stock represented in person or by proxy and voting at the Annual Meeting. Affirmative votes representing a majority of the votes cast “FOR”, “AGAINST” or “ABSTAIN” with respect to Proposal 2 in person or by proxy and entitled to vote at the Annual Meeting will be required to approve the 2007 Equity and Performance Incentive Plan.

Abstentions; Broker Non-Votes; Withheld Votes

A stockholder may vote to “abstain” on Proposal 2 or on any other proposals which may properly come before the Annual Meeting. If a stockholder votes to “abstain,” such stockholder’s shares will be counted as present at the meeting for purposes of determining a quorum on all matters and for purposes of calculating the vote. If an executed proxy is returned by a broker holding shares in street name that indicates that the broker does not have discretionary authority as to certain shares to vote on one or more matters, such shares will be considered present at the meeting for purposes of determining a quorum on all matters, but will not be considered to be votes cast with respect to such matters. Therefore, broker non-votes will have no effect on the outcome of the election of directors or on the outcome of Proposal 2. In addition, in the election of directors, a stockholder may withhold such stockholder’s vote. Withheld votes will be excluded from the vote and will have no effect on the outcome of such election. However, abstentions will have the same effect as a vote “AGAINST” with respect to Proposal 2.

Solicitation of Proxies and Expenses

This proxy solicitation is made by the Company, and the Company will bear the cost of the solicitation of proxies from its stockholders. The directors, officers and employees of the Company may solicit proxies by mail, telephone, telegram, letter, facsimile, via the Internet or in person. Following the original mailing of the proxies and other soliciting materials, the Company will request that brokers, custodians, nominees and other record holders forward copies of the Proxy Statement and other soliciting materials to persons for whom they hold shares of common stock and request authority for the exercise of proxies. In such cases, the Company will reimburse such record holders for their reasonable expenses.

PROPOSAL 1

ELECTION OF DIRECTORS
(Item No. 1 on Proxy Card)

General

The Board of Directors consists of three classes, consisting of Class A directors, Class B directors and Class C directors. The current terms of office of the Class A directors, Class B directors and Class C directors expire in the year 2007 (Class B), the year 2008 (Class C) and the year 2009 (Class A). The terms of the Class B directors elected at the Annual Meeting will expire in 2010. Each director holds office until such director’s successor is duly elected and qualified. At each annual meeting of stockholders, directors elected to succeed those directors whose terms then expire will be elected for a term of office expiring at the third succeeding annual meeting of stockholders of the Company after their election, with each director to hold office until his or her successor shall have been duly elected and qualified.

Only members of Class B, Ms. Sandra N. Bane and Dr. Michael D. Miller, are nominees for election to the Board of Directors at the Annual Meeting. Each Class B director elected will hold office until the 2010 annual meeting of stockholders (and until such director’s successor shall have been duly elected and qualified). Both of the nominees currently serve on the Board of Directors of the Company.

Each proxy received will be voted for the election of the persons named below, unless the stockholder signing such proxy withholds authority to vote for one or more of these nominees in the manner described in the proxy. Although it is not contemplated that any nominee named below will decline or be unable to serve as a director, in the event any nominee declines or is unable to serve as a director, the proxies will be voted by the proxy holders as directed by the Board of Directors. Broker non-votes in the election of directors will not be counted as voting at the meeting and therefore will not have an effect on the election of the nominees listed below. Withheld votes will also have no effect on the election of the nominees. The two nominees receiving the highest number of votes from holders of shares of common stock represented and voting at the Annual Meeting will be elected to the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE BOARD OF DIRECTORS’ NOMINEES.

Except as set forth below, there are no family relationships between any director, nominee or executive officer and any other director, nominee or executive officer of the Company. Except as disclosed under “— Executive Compensation — Employment Agreements and Change in Control Provisions,” there are no arrangements or understandings between any director, nominee or executive officer and any other person pursuant to which such person has been or will be selected as a director and/or executive officer of the Company (other than arrangements or understandings with any such director, nominee and/or executive officer acting in such person’s capacity as such).

Name	Age	Class	Expiration of Current Term

Sandra N. Bane*(a)(b)	54	B	2007
Michael D. Miller*	57	B	2007
Jennifer Holden Dunbar(a)(b)(c)	44	C	2008
Steven G. Miller	55	C	2008
G. Michael Brown(b)	54	A	2009
David R. Jessick(a)(c)	53	A	2009

*	Nominee for Reelection at the Annual Meeting

(a)	Member of the Audit Committee

(b)	Member of the Compensation Committee

(c)	Member of the Nominating Committee

Directors Whose Terms Expire in 2007 and are Nominees for Reelection at the Annual Meeting (Class B Directors)

Sandra N. Bane has served as a director since 2002. Since 1999, Ms. Bane has been a principal of Bane Consulting, a business consulting firm. Ms. Bane retired from KPMG LLP as an audit partner in 1998 after 23 years with the firm. While at KPMG LLP, Ms. Bane headed the Western region’s Merchandising practice for the firm, helped establish the Employee Benefits audit specialist program and was partner in charge of the Western region’s Human Resource department for two years. Ms. Bane is also a member of the board of directors of Transamerica Premier Investment Funds, a mutual fund company, and serves as a member of the board for several nonprofit institutions in her community. She is also a member of the AICPA and the California Society of Certified Public Accountants. Age: 54.

Michael D. Miller, Ph.D. has served as a director since 1997. Dr. Miller is a mathematical consultant at The RAND Corporation, an independent nonprofit research and analysis organization. He retired from The RAND Corporation as a senior mathematician in 2002 after 25 years with the organization. Dr. Miller has also taught mathematics at the University of California, Los Angeles since 1973. Dr. Miller is Steven G. Miller’s brother. Age: 57.

Directors Whose Terms Will Expire in 2008 (Class C Directors)

Jennifer Holden Dunbar has served as a director since February 2004. Since March 2005, Ms. Dunbar has served as Principal, Co-Founder and Managing Director of Dunbar Partners, LLC, an investment and advisory services company. From 1994 to 1998, Ms. Dunbar was a partner of Leonard Green & Partners, L.P., a private equity firm, which she joined in 1989. Ms. Dunbar began her career as a financial analyst in the Mergers and Acquisitions Department of Morgan Stanley in 1985. Ms. Dunbar is also a member of the board of directors of 99 Cents Only Stores. Age: 44.

Steven G. Miller has served as Chairman of the Board, Chief Executive Officer and President since 2002, 2000 and 1992, respectively. Steven G. Miller has also served as a director since 1992. In addition, Steven G. Miller served as Chief Operating Officer from 1992 to 2000 and as Executive Vice President, Administration from 1988 to 1992. Steven G. Miller is Michael D. Miller’s brother. Age: 55.

Directors Whose Terms Will Expire in 2009 (Class A Directors)

G. Michael Brown has served as a director since 2002. Mr. Brown has been a senior litigation partner with the law firm Musick, Peeler & Garrett LLP since 2001. Prior to that, Mr. Brown was a partner at the law firm Berger, Kahn, Shafton, Moss, Figler, Simon & Gladstone from 1996 to 2001. Age: 54.

David R. Jessick has served as a director since March 2006. Mr. Jessick served as consultant to the chief executive and senior financial staff at Rite Aid Corporation from June 2002 to February 2005. Mr. Jessick served as Rite Aid’s Senior Executive Vice President and Chief Administrative Officer from 1999 to 2002. Prior to joining Rite Aid, from 1997 to 1999, Mr. Jessick was the Chief Financial Officer for Fred Meyer, Inc., where he also served as Executive Vice President, Finance and Investor Relations. From 1979 to 1996, he held various financial positions, including Senior Executive Vice President and Chief Financial Officer, with Thrifty Payless, Inc. and Payless Drugstores Northwest, Inc. Mr. Jessick began his career as a certified public accountant with Peat, Marwick, Mitchell & Co. Mr. Jessick is also a director of Pathmark Stores Inc., Dollar Financial Corp., Source Interlink Companies Inc., and World Kitchen, Inc. Age: 53.

Board Meetings and Committees

The Board of Directors of the Company held four meetings during the fiscal year ended December 31, 2006 and acted by unanimous written consent on four occasions. During the fiscal year ended December 31, 2006, each incumbent director of the Company attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors, and (ii) the total number of meetings of the committees on which such director served (in each case, during the periods that such director served). It is the policy of the Board of Directors that directors who are nominees for election to the Board of Directors at the Corporation’s annual meeting of stockholders should attend such annual meeting, except in the case of extenuating or exceptional circumstances. G. Michael Brown, Jennifer Holden Dunbar and Steven G. Miller attended the Company’s 2006 annual meeting of stockholders.

The Board of Directors consists of three classes: Class A directors, Class B directors and Class C directors. The terms of office of the current Class A directors, Class B directors and Class C directors expire in the year 2009 (Class A), the year 2007 (Class B) and the year 2008 (Class C). Directors are elected to three-year terms. Each director holds office until such director’s successor is duly elected and qualified. It is the policy of the Board of Directors that a majority of the Board of Directors shall be “independent” as that term is defined in Marketplace Rule 4200(a)(15) of the Nasdaq Stock Market’s listing standards. The Board of Directors has determined that Sandra N. Bane, G. Michael Brown, Jennifer Holden Dunbar and David R. Jessick, each of whom is a current member of the Board of Directors, are independent.

Executive Sessions of Independent Directors

To promote open discussion among the independent directors, the independent directors meet in executive session at least two times per year, either before or after regularly-scheduled board meetings. The Chair of the Audit Committee presides at these executive sessions. Any independent director may request that an executive session of the independent members of the Board of Directors be scheduled. Following such meetings, the Chair of the Audit Committee (or another designated director) will discuss with the Chairman of the Board and Chief Executive Officer, to the extent appropriate, matters emanating from the executive sessions. The independent directors met twice during the fiscal year ended December 31, 2006.

Audit Committee

The Board of Directors has a standing Audit Committee, which is chaired by Sandra N. Bane and currently consists of Ms. Bane, Ms. Dunbar and Mr. Jessick. Each of the members of the Audit Committee is “independent” as that term is defined in Marketplace Rule 4200(a)(15) of the Nasdaq Stock Market’s listing standards and meets the additional audit committee independence requirements set forth in Marketplace Rule 4350(d)(2) of the Nasdaq Stock Market’s listing standards. The Board of Directors has determined that Ms. Bane qualifies as an “audit committee financial expert” as defined in the rules of the Securities and Exchange Commission.

On February 10, 2004, the Board of Directors adopted an amended and restated written charter for the Audit Committee to comply with the requirements of the Sarbanes-Oxley Act of 2002, as well as the requirements of the Securities and Exchange Commission and the Nasdaq Stock Market.

Among other things, the functions of the Audit Committee are to:

•	be directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged by the Company (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company;

•	pre-approve all audit and permissible non-audit services to be performed for the Company by its registered public accounting firm in accordance with the provisions of § 10A(i) of the Securities Exchange Act of 1934, as amended;

•	establish procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters;

•	review and discuss with the Company’s management and independent auditors the Company’s audited financial statements, including the adequacy and effectiveness of the Company’s internal accounting controls;

•	discuss with the Company’s management and independent auditors any significant changes to the Company’s accounting principles;

•	review the independence and performance of the Company’s independent auditors; and

•	review from time to time and make recommendations with respect to the Company’s policies relating to management conduct and oversee procedures and practices to ensure compliance with such policies.

The Audit Committee’s charter is attached as Appendix A hereto.

The Audit Committee held eight meetings during the fiscal year ended December 31, 2006, and acted once by unanimous written consent.

Compensation Committee

The Board of Directors has a standing Compensation Committee, which is chaired by G. Michael Brown and currently consists of Mr. Brown, Ms. Bane and Ms. Dunbar. Each of the members of the Compensation Committee is “independent” within the meaning of Marketplace Rule 4200(a)(15) of the Nasdaq Stock Market’s listing standards. Ms. Bane and Ms. Dunbar each is a “non-employee director” within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended, and an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code. Mr. Brown is a partner at the law firm of Musick, Peeler & Garrett LLP, which from time to time is retained by the Company to handle various litigation matters, and for this reason is not a “non-employee director” or an “outside director”. Among other things, the function of the Compensation Committee is to review and recommend to the Board of Directors the compensation and benefits of the Company’s executive officers and to administer the Company’s 2002 Stock Incentive Plan. Grants of stock options under the Company’s 2002 Stock Incentive Plan to, and compensation for, executive officers are approved by Ms. Bane and Ms. Dunbar, with Mr. Brown either recusing himself or abstaining. The Compensation Committee held four meetings during the fiscal year ended December 31, 2006, and acted by unanimous written consent on six occasions.

Nominating Committee

The Board of Directors has a standing Nominating Committee, which is chaired by Jennifer Holden Dunbar and currently consists of Ms. Dunbar and Mr. Jessick. Each of the members of the Nominating Committee is “independent” within the meaning of Marketplace Rule 4200(a)(15) of the Nasdaq Stock Market’s listing standards. Among other things, the function of the Nominating Committee is to identify, screen, review and recommend to the Board of Directors individuals qualified to be nominated for election to the Board and to fill vacancies or newly created positions on the Board consistent with criteria approved by the Board, as well as to recommend to the Board directors to serve on each Board committee. The Nominating Committee held one meeting during the fiscal year ended December 31, 2006, and acted once by unanimous written consent.

Director Qualifications and Nominations Process

It is the policy of the Board of Directors that, in addition to being approved by a majority of the Board of Directors, each nominee must first be recommended by the Nominating Committee.

The policy of the Nominating Committee is to recommend and encourage the selection of directors who have achieved success in their personal fields and who demonstrate integrity and high personal and professional ethics, sound business judgment and willingness to devote the requisite time to their duties as director, and who will contribute to the overall corporate goals of the Company. Candidates are evaluated and selected based on their individual merit, as well as in the context of the needs of the Board of Directors as a whole. In evaluating the suitability of individual candidates for election or re-election to the Board of Directors, the Nominating Committee and the Board of Directors take into account many factors, including understanding of the retail sporting goods industry, sales and marketing, finance and other elements relevant to the Company’s business, educational and professional background, age, and past performance as a director. The Nominating Committee and the Board of Directors evaluate each individual in the context of the composition and needs of the Board of Directors as a whole, including the independence requirements imposed by the Nasdaq Stock Market and the Securities and Exchange Commission, with the objective of recommending a group that can best perpetuate and build on the success of the business and represent stockholder interests. In determining whether to recommend a director for re-election, the Nominating Committee and the Board of Directors also consider the director’s past attendance at, and participation in, meetings of the Board of Directors and its committees and contributions to its activities. The Nominating Committee and the Board of Directors use the Board’s network of contacts to compile a list of potential candidates, but may also engage, if they deem appropriate, a professional search firm.

The charter for the Nominating Committee can be found at our website at www.big5sportinggoods.com. To locate the charter, go the “Investor Relations” section of the website and click on “Corporate Governance”.

Stockholders who have beneficially owned more than five percent of the Corporation’s then-outstanding shares of common stock for a period of at least one year as of the date of making the proposal may propose candidates for consideration by the Nominating Committee and the Board of Directors by submitting the names and supporting information to: Big 5 Sporting Goods Corporation, Attention: Secretary, 2525 East El Segundo Blvd, El Segundo, CA 90245-4632. A stockholder recommendation for nomination must be submitted in accordance with the Company’s Amended and Restated Bylaws and must contain the following information about the proposed nominee, as well as documentary support that the stockholder satisfies the requisite stock ownership threshold and holding period: name, age, business and residence addresses, principal occupation or employment, the number of shares of the Company’s common stock held by the nominee, a resume of his or her business and educational background, the information that would be required under the Securities and Exchange Commission’s rules in a proxy statement soliciting proxies for the election of such nominee as a director, and a signed consent of the nominee to serve as a director, if nominated and elected. Neither the Nominating Committee nor the Board of Directors intends to alter the manner in which it evaluates candidates, including the criteria set forth above, based on whether the candidate was recommended by a stockholder.

Stockholder Communications with the Board of Directors

Stockholders may send communications about matters of general interest to the stockholders of the Company to the Board of Directors, the Chairman of the Board, the Chair of the Audit Committee, the Chair of the Compensation Committee or the Chair of the Nominating Committee at the following address: Big 5 Sporting Goods Corporation, Attention: Secretary, 2525 East El Segundo Blvd, El Segundo, CA 90245-4632. The Secretary will compile these communications and periodically deliver them to the Chairman of the Board, unless otherwise specifically addressed. Communications relating to accounting, internal controls over financial reporting or auditing matters will be referred to the Chair of the Audit Committee.

Code of Business Conduct and Ethics

The Company has adopted a Code of Business Conduct and Ethics that applies to all of the Company’s employees, including the Company’s senior financial and executive officers, as well as the Company’s directors. The Company will disclose any waivers of, or amendments to, any provision of the Code of Business Conduct and Ethics that applies to the Company’s directors and senior financial and executive officers on the Company’s website, www.big5sportinggoods.com.

Compensation Committee Interlocks and Insider Participation

For the fiscal year ended December 31, 2006, the Compensation Committee consisted of G. Michael Brown, as Chair, Sandra N. Bane and (effective March, 2006) Jennifer Holden Dunbar, none of whom is or has been an officer or employee of the Company or any of its subsidiaries. Ms. Bane and Ms. Dunbar do not have any relationship requiring disclosure under any paragraph of Item 404 of Regulation S-K. Mr. Brown is a partner at the law firm of Musick, Peeler & Garrett LLP. From time to time, the Company retains Musick, Peeler & Garrett LLP to handle various litigation matters.

No interlocking relationship existed between the Board of Directors or the Compensation Committee of the Company and the board of directors or compensation committee of any other company.

Compensation Committee Report

The Compensation Committee of the Board of Directors has reviewed and discussed the Compensation Discussion and Analysis with the Company’s management and, based on our review and discussions, we recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

COMPENSATION COMMITTEE OF
THE BOARD OF DIRECTORS

G. Michael Brown (Chair)
Sandra N. Bane
Jennifer Holden Dunbar

April 23, 2007

No portion of this Compensation Committee Report shall be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), through any general statement incorporating by reference in its entirety the Proxy Statement in which this report appears, except to the extent that the Company specifically incorporates this report or a portion of it by reference. In addition, this report shall not be deemed to be filed under either the Securities Act or the Exchange Act.

Executive Officers

The following section sets forth certain information with respect to the Company’s current executive officers (other than Steven G. Miller, whose information is set forth above under “Directors Whose Terms Will Expire in 2008 (Class C Directors)”). Executive officers serve at the discretion of the Board of Directors, subject to rights, if any, under contracts of employment. See ‘‘— Executive Compensation — Employment Agreements and Change in Control Provisions.”

Name	Age	Position with the Company

Steven G. Miller	55	Chairman of the Board of Directors, Chief Executive Officer and President
Barry D. Emerson	49	Senior Vice President, Chief Financial Officer and Treasurer
Gary S. Meade	60	Senior Vice President, General Counsel and Secretary
Richard A. Johnson	61	Executive Vice President
Thomas J. Schlauch	62	Senior Vice President, Buying
Jeffrey L. Fraley	50	Senior Vice President, Human Resources
Shane O. Starr	49	Senior Vice President, Operations

Barry D. Emerson has served as Chief Financial Officer and Treasurer since October 2005 and as Senior Vice President since September 2005. Prior to joining the Company, Mr. Emerson was employed by U.S. Auto Parts Network, Inc., an ecommerce distributor of aftermarket auto parts in the United States, where he served as Vice President, Treasurer and Chief Financial Officer during 2005. Prior to that, Mr. Emerson served as Vice President, Treasurer and Chief Financial Officer of Elite Information Group, Inc., a software product and services company, from 1999 through 2004. Age: 49.

Gary S. Meade has served as Senior Vice President since July 2001 and General Counsel and Secretary since 1997. Mr. Meade also served as Vice President from 1997 to 2001. Prior to joining the Company, Mr. Meade was employed by Thrifty PayLess, Inc., a retail drug store company, where he served as Vice President, Legal Affairs and Secretary from 1994 through 1996, and by Thrifty Corporation, a retail drug store company, where he served as

Vice President, Legal Affairs and Secretary from1992 through 1994 and Vice President, Legal Affairs from 1979 through 1992. Age: 60.

Richard A. Johnson was named Executive Vice President in March 2007. Prior to that, he served as Senior Vice President, Store Operations since 1992. Prior to that, Mr. Johnson was Vice President, Store Operations since 1982. Age: 61.

Thomas J. Schlauch has served as Senior Vice President, Buying since 1992. Prior to that, Mr. Schlauch served as Head of Buying from 1990 to 1992 and as Vice President, Buying from 1982 to 1990. Age: 62.

Jeffrey L. Fraley has served as Senior Vice President, Human Resources since July 2001. Prior to that, Mr. Fraley served as Vice President, Human Resources from 1992 to 2001. Age: 50.

Shane O. Starr was named Senior Vice President, Operations, in March 2007. Prior to that, he served as the Company’s Vice President of Operations since 1999. Age: 49.

Executive Compensation

Compensation Discussion and Analysis

Attracting, retaining, and motivating well-qualified executives are essential to the success of any company. In the retail sporting goods industry, the market for top executive talent is highly competitive. Accordingly, the goals of our compensation program are to provide significant rewards for successful performance, to encourage retention of top executives who may have attractive opportunities at other companies and to align executive officers’ interests with those of the stockholders. We believe these goals can be achieved by a program of executive compensation which is stable and consistent over time. Our executive compensation program therefore has varied very little over the past ten years. We believe that our executive compensation policy has been successful in encouraging retention, because our executive officers have an average tenure of 25 years with us.

Our compensation decisions are made by the Compensation Committee, which is composed entirely of independent members of our Board of Directors. The Compensation Committee receives recommendations from our President and Chief Executive Officer, or our Principal Executive Officer, and considers publicly-available information on the executive compensation of a peer group of sporting goods retailers and of other specialty retailers who are similar in size to us. From time to time, the Compensation Committee also receives information about market rates of executive compensation from executive recruiters. The Compensation Committee has retained an independent compensation consultant, Frederic W. Cooke & Co., Inc., in designing our 2007 Equity and Performance Incentive Plan, which is referred to as the 2007 Plan.

Internal Revenue Code Section 162(m) generally disallows a tax deduction to reporting companies for compensation over $1,000,000 paid to each of the company’s chief executive officer and the four other most highly compensated officers, except for compensation that is “performance based.” Section 162(m) has not been a factor in the design of our executive compensation program because the compensation of our executives other than our President and Chief Executive Officer has not approached $1,000,000, and the compensation of our President and Chief Executive Officer, except for stock options which are “performance based” compensation, has exceeded $1,000,000 only by a minor amount.

Elements of Compensation

Salary

Our Compensation Committee generally reviews the base salaries of our Named Executive Officers annually. The salaries of our Named Executive Officers are determined in the sole discretion of the Compensation Committee, after receiving recommendations from our Principal Executive Officer. The Compensation Committee considers individual and Company performance, as well as publicly-available information on compensation paid by companies in our peer group to their named executive officers. We believe that the salaries of our Named Executive Officers are at or below the median of salaries paid by other sporting goods retailers and similarly-sized specialty retailers.

Bonuses

The bonuses of our Named Executive Officers are determined in the sole discretion of the Compensation Committee, after receiving recommendations from our Principal Executive Officer. The total amount of the annual bonuses paid to our salaried employees (except for store managers) has historically been correlated with the amount of our earnings before interest, taxes, depreciation and amortization, or EBITDA, and has historically represented approximately five percent of our EBITDA. In recent years, approximately one-third of this bonus expense has been for the Named Executive Officers. Bonus payments to individual Named Executive Officers are based on their individual performance, as well as on publicly available information on compensation paid by companies in our peer group to their named executive officers. These practices have been essentially uniform for the past ten years. We believe that the bonuses paid to our Named Executive Officers are at or below the median range of bonuses that companies in our peer group pay to their named executive officers.

Long-Term Incentive Compensation (Equity Awards)

We believe that awards of stock options to Named Executive Officers provide a valuable long-term incentive for them, and help align their interests with the stockholders’ interests. We believe that stock options are a vital component of our philosophy of compensating Named Executive Officers for successful results, as they can realize value on their stock options only if the stock price increases. In view of the relatively modest amount of bonuses that we pay to our Named Executive Officers, stock options are a particularly important component of rewarding them for successful results.

We also believe that unvested options are a major tool to encourage employee retention. Accordingly, our stock option grants to our Named Executive Officers generally vest over a four year period.

We periodically grant stock options to some or all of our Named Executive Officers, typically in connection with their annual performance and compensation reviews. We do not necessarily grant stock options to our Named Executive Officers annually; we want our Named Executive Officers to understand that a grant of stock options is not an entitlement. Our Compensation Committee determines the size of each option grant, after receiving recommendations from our Principal Executive Officer. In determining the size of option grants to executive officers, consideration is given to the value of total direct compensation, Company and individual performance, the number and value of stock options previously granted to the executive officer and the relative proportion of long-term incentives within the total compensation mix. Our Compensation Committee generally considers option grants to Named Executive Officers and other existing employees at committee meetings which coincide with the employees’ annual performance and compensation reviews, and the exercise price of each stock option granted is the closing price of our stock on the day of the meeting. The Compensation Committee considers grants to select newly-hired executives at its regularly-scheduled quarterly committee meeting following the date of hire, and the exercise price of each stock option granted to a newly-hired executive is the closing price of our stock on the day of the meeting. We do not intend to grant options while in possession of material non-public information, except pursuant to a pre-existing policy under which options are granted on fixed dates of our annual stockholders meeting or Compensation Committee meetings or to select newly-hired or newly-promoted executives. We believe that the size of option grants to our Named Executive Officers is relatively modest when compared to the size of option grants to similar officers of the companies in our peer group.

We continue to believe in the importance of equity ownership for all executive officers as well as other members of management for the purposes of incentive, retention and alignment with stockholders’ interests. Therefore, we are asking our stockholders to approve our 2007 Plan, which will provide the Company with the flexibility to grant a variety of equity award vehicles, in addition to stock options, to achieve a balance between continuing our successful practice of providing equity-based compensation to our employees and maintaining long-term stockholder value.

Change in Control Payments

Our Named Executive Officers generally do not have employment agreements that provide that they will receive payments if we undergo a change in control. The employment agreement of our Principal Executive Officer contains a change in control provision. This provision is essentially a “single trigger” provision, in that it permits him to receive the change in control payments if he leaves for any reason within six months after the change in control. The reason for this provision is that being the principal executive officer of a publicly-traded company is a unique position, which he would likely need to relinquish on a change in control. Furthermore, if he remains with the company or an acquiring entity after a change in control, there would probably be negotiations at that time regarding his continued employment.

Our Principal Executive Officer’s employment agreement also contains provisions for payment on dismissal without “cause” or quitting for “good reason,” which could apply after as well as before a change in control.

We have entered into a severance agreement with our Senior Vice President and Chief Financial Officer, or our Principal Financial Officer, which provides that he will receive certain payments if we terminate his employment other than for “cause.” These provisions can operate after as well as before a change in control. These provisions were the result of arm’s length negotiations between us and our Principal Financial Officer when we hired him.

We will not provide gross up payments to our Principal Executive Officer or Principal Financial Officer if they receive payments in connection with the change in control which would cause them to be subject to the excise tax of Internal Revenue Code Section 4999, or the Golden Parachute Excise Tax. On the contrary, the employment agreement of our Principal Executive Officer provides that payments in connection with the change in control will be reduced to the extent necessary to prevent them from being subject to the Golden Parachute Excise Tax. We do not expect that any payments made to our Principal Financial Officer will be large enough to trigger the Golden Parachute Excise Tax.

All Other Compensation

All other compensation to our Named Executive Officers includes, among other things, Company contributions and other allocations made on behalf of the individuals under the Company’s defined contribution plan. We have also provided perquisites to our Named Executive Officers that have an annual incremental cost to us of $10,000 or more, which consist of the value attributable to personal use of Company-provided automobiles.

Summary Compensation Table

							Change in
							Pension
						Non-Equity	Value and
						Incentive	Nonqualified	All
Name and				Stock	Option	Plan	Deferred	Other
Principal		Salary	Bonus	Awards	Awards	Compen-	Compensation	Compensation	Total
Position	Year	($)(1)	($)	($)	($)(2)	sation($)	Earnings ($)	($)(3)	($)

Steven G. Miller	2006	440,308	600,000		178,888			29,809	1,249,005
Chairman of the Board, President and Chief Executive Officer
Barry D. Emerson	2006	293,269	185,000		179,394			20,139	677,802
Senior Vice President, Chief Financial Officer and Treasurer
Thomas J. Schlauch	2006	248,846	233,000		63,190			23,640	568,676
Senior Vice President, Buying
Richard A. Johnson	2006	223,146	213,000		63,190			25,914	525,250
Executive Vice President
Gary S. Meade	2006	186,500	120,000		63,190			25,062	394,752
Senior Vice President, General Counsel and Secretary

(1)	Each of the Named Executive Officers received salary increases that were effective March 27, 2006, resulting in the following annual salaries:
Steven G. Miller: $443,000
Barry D. Emerson: $300,000
Thomas J. Schlauch: $251,000
Richard A. Johnson: $225,000
Gary S. Meade: $190,000

The amounts in this Salary column reflect amounts actually earned in 2006.

(2)	The amounts in the Option Awards column reflect the compensation expense recognized by the Company for financial reporting statement reporting purposes for the fiscal year ended December 31, 2006, in accordance with SFAS No. 123(R), Share-Based Payment, (excluding the impact of estimated forfeitures related to service-based vesting conditions), for awards pursuant to the 2002 Stock Incentive Plan, and includes amounts attributable to awards granted during and before 2006. Details on assumptions made in the calculation of these amounts are included in Note 13 to the Consolidated Financial Statements in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 9, 2007.

(3)	The amounts in the All Other Compensation column include (a) the value attributable to personal use of a Company-provided automobile in the following amounts: Mr. Miller: $18,709, Mr. Emerson: $13,539, Mr. Schlauch: $10,440, Mr. Johnson: $13,428, and Mr. Meade: $11,862, and (b) Company contributions and other allocations made on behalf of the individual under the Company’s defined contribution plan in the following amounts: Mr. Miller: $11,100, Mr. Emerson: $6,600, Mr. Schlauch: $13,200, Mr. Johnson: $12,486, and Mr. Meade: $13,200.

Stock Options and Equity Compensation

We adopted our 2002 Stock Incentive Plan, which we refer to as the 2002 Plan, and our shareholders approved it, in 2002 before our initial public offering. The 2002 Plan is administered by our Compensation Committee. The Compensation Committee has broad discretion and power in operating the 2002 Plan and in determining which of our employees, directors, and consultants shall participate, and the terms of individual awards. Awards under the 2002 Plan consist of stock options, some of which may be incentive stock options. The 2002 Plan provides for an aggregate of up to 3,645,000 shares of our common stock to be available for awards. The aggregate number of shares available under the 2002 Plan and the number of shares subject to outstanding options will be increased or decreased to reflect any changes in the outstanding common stock of the Company by reason of any recapitalization, spin-off, reorganization, reclassification, stock dividend, stock split, reverse stock split, or similar transaction. If any shares subject to an award under the 2002 Plan are forfeited, expire, or are terminated with issuance of shares, the shares shall again be available for award under the 2002 Plan. As of April 24, 2007, 2,399,250 shares remain available for awards under the 2002 Plan. At April 24, 2007, there were options to purchase 1,150,000 shares of common stock outstanding under the 2002 Plan, with a weighted average exercise price of $19.42 and a weighted average remaining term of 7.67 years.

Under the 2002 Plan, no participant may be granted in any fiscal year of the Company or portion thereof options with respect to more than 546,750 shares.

Under the 2002 Plan, the exercise price for an incentive stock option cannot be less than 100% of the fair market value of the underlying shares of the grant date. The 2002 Plan permits the exercise price of an option other than an incentive stock option to be less than 100% of the fair market value of the underlying shares on the grant date, but, in practice, the exercise price of all options that have been issued under the 2002 Plan has been 100% of the fair market value of the underlying shares on the grant date.

As discussed more fully below in the description of Proposal 2, our 2007 Equity and Performance Incentive Plan, which is referred to as the 2007 Plan, is being submitted to shareholders for approval. On approval of the 2007 Plan by our shareholders, the 2002 Plan will be terminated, and no new awards will be made under the 2002 Plan, although awards already granted will continue to be outstanding.

The Company has a second stock plan currently outstanding: the1997 Management Equity Plan, or the 1997 Plan, which was adopted and approved by our stockholders in November 1997. The 1997 Plan is scheduled to terminate in November 2007, but the Company will terminate the 1997 Plan immediately following the Annual Meeting if the 2007 Equity and Performance Incentive Plan is approved at the meeting. As of April 24, 2007, there were no shares subject to awards granted under the 1997 Plan and the Company has no plans to make any further grants under that plan.

The aggregate amount of shares authorized for issuance under the 2007 Plan will be 2,399,250, the same number of shares that remain available for grant under the 2002 Plan as of April 24, 2007, plus any shares subject to awards granted under the 2002 Plan and our 1997 Plan, which together are referred to as the Prior Plans, that are forfeited, expire or are cancelled after the effective date of the 2007 Plan. Thus, although we are asking our stockholders to approve the 2007 Plan, we are not asking them to authorize the issuance of more shares than remained available for issuance under the Prior Plans. We will not make any more grants under the Prior Plans from April 24, 2007 until the date of the Annual Meeting.

The 2007 Plan will be administered by our Compensation Committee. The Compensation Committee will have broad discretion and power in operating the 2007 Plan and in determining which of our employees, directors, and consultants shall participate, and the terms of individual awards. Awards under the 2007 Plan may consist of options, stock appreciation rights, restricted stock, other stock unit awards, performance awards, dividend equivalents or any combination of the foregoing. The 2007 Plan will provide for an aggregate of up to 2,399,250 shares of our common stock to be available for awards, plus the number of shares subject to awards granted under the Prior Plans that are forfeited, expire or are cancelled after the effective date of the 2007 Plan. Any shares that are subject to awards of options or stock appreciation rights shall be counted against this limit as one share for every one share granted. Awards of restricted stock and other awards that are not awards of stock options or stock appreciation rights (including shares delivered in settlement of dividend rights) shall be counted against this limit as 2.5 shares for every share granted. The aggregate number of shares available under the 2007 Plan and the number of shares subject to outstanding options and stock appreciation rights will be increased or decreased to reflect any changes in the outstanding common stock of the Company by reason of any recapitalization, spin-off, reorganization, reclassification, stock dividend, stock split, reverse stock split, or similar transaction. If any shares subject to an award under the 2007 Plan are forfeited, expire, or are terminated without issuance of shares, the shares shall again be available for award under the 2007 Plan.

Under the 2007 Plan, no participant may be granted in any fiscal year of the Company (a) options or stock appreciation rights with respect to more than 500,000 shares, (b) restricted stock, performance awards or other stock unit awards that are denominated in shares with respect to more than 250,000 shares, or (c) performance awards or stock unit awards that are valued by reference to cash having a maximum dollar value of more than $2,000,000.

Under the 2007 Plan, the exercise price for an option or stock appreciation right cannot be less than 100% of the fair market value of the underlying shares on the grant date. The 2007 Plan will not permit the repricing of options or stock appreciation rights.

Grants of Plan-Based Awards

								All	All Other
								Other	Option
								Stock	Awards:
								Awards:	Number	Exercise
					Estimated Future Payouts			Number	of	or Base
		Estimated Future Payouts Under Non-Equity			Under Equity Incentive			of Shares	Securities	Price of
		Incentive Plan Awards			Plan Awards			of Stock	Underlying	Option
	Grant Date	Threshold	Target	Maximum	Threshold	Target	Maximum	or Units	Options	Awards
Name	(1)	($)	($)	($)	(#)	(#)	(#)	(#)	(#)	($/Sh)

Steven G. Miller	3/13/2006								30,000	19.12
Chairman of the Board, President and Chief Executive Officer
Barry D. Emerson	3/13/2006								20,000	19.12
Senior Vice President and Chief Financial Officer
Thomas J. Schlauch	3/13/2006								12,000	19.12
Senior Vice President, Buying
Richard A. Johnson	3/13/2006								12,000	19.12
Executive Vice President
Gary S. Meade	3/13/2006								12,000	19.12
Senior Vice President, General Counsel and Secretary

(1)	These options vest as follows: Mr. Miller’s options vest in forty-eight equal monthly installments beginning on April 1, 2006; the remaining options vest in four equal annual installments beginning on March 13, 2007.

Outstanding Equity Awards at Fiscal Year-End

									Equity
									Incentive
								Equity	Plan
								Incentive	Awards:
								Plan	Market
			Equity					Awards:	or Payout
			Incentive					Number	Value of
			Plan					of	Unearned
	Number of	Number of	Awards:					Unearned	Shares,
	Securities	Securities	Number of				Market Value	Shares,	Units or
	Underlying	Underlying	Securities			Number of	of Shares or	Units	Other
	Unexercised	Unexercised	Underlying			Shares or	Units of	or Other	Rights
	Options	Options	Unexercised	Option		Units of Stock	Stock	Rights That	That
	(#)	(#)	Unearned	Exercise	Option	That Have	That Have Not	Have	Have
	Exercisable	Unexercisable	Options	Price	Expiration	Not Vested	Vested	Not	Not Vested
Name	(1)	(1)	(#)	($)	Date	(#)	($)	Vested (#)	($)

Steven G. Miller	28,750	1,250		10.32	2/11/2013
Chairman of the Board, President	21,250	8,750		24.61	2/13/2014
and Chief Executive Officer	5,625	24,375		19.12	3/13/2016
Barry D. Emerson	12,500	37,500		25.05	9/12/2015
Senior Vice President and	0	20,000		19.12	3/13/2016
Chief Financial Officer
Thomas J. Schlauch	0	2,500		10.32	2/11/2013
Senior Vice President, Buying	5,000	5,000		24.61	2/13/2014
	0	12,000		19.12	3/13/2016
Richard A. Johnson	7,500	2,500		10.32	2/11/2013
Executive Vice	5,000	5,000		24.61	2/13/2014
President	0	12,000		19.12	3/13/2016
Gary S. Meade	7,500	2,500		10.32	2/11/2013
Senior Vice President, General	5,000	5,000		24.61	2/13/2014
Counsel and Secretary	0	12,000		19.12	3/13/2016

(1)	The vesting dates of the options reported in the second and third columns are as follows: Mr. Miller’s options vest in forty-eight equal monthly installments, beginning on March 1, 2003, March 1, 2004 and April 1, 2006, respectively; Mr. Emerson’s options vest in four equal annual installments, beginning on September 12, 2006 and March 13, 2007, respectively; and Mr. Schlauch’s options, Mr. Johnson’s options and Mr. Meade’s options vest in four equal annual installments, beginning on February 11, 2004, February 13, 2005 and March 13, 2007, respectively.

Option Exercises and Stock Vested

	Option Awards		Stock Awards
	Number of		Number of
	Shares	Value	Shares	Value
	Acquired on	Realized on	Acquired on	Realized on
Name	Exercise(#)	Exercise($)	Vesting(#)	Vesting($)

Steven G. Miller
Chairman of the Board, President and Chief Executive Officer
Barry D. Emerson
Senior Vice President and Chief Financial Officer
Thomas J. Schlauch	7,500	71,000
Senior Vice President, Buying
Richard A. Johnson
Executive Vice President
Gary S. Meade
Senior Vice President, General Counsel and Secretary

Employment Agreements and Change in Control Provisions

The Company has an employment agreement with Mr. Steven G. Miller, who currently serves as Chairman of the Board, President and Chief Executive Officer.

Steven G. Miller’s employment agreement provides that he will serve as Chairman of the Board of Directors, Chief Executive Officer and President for a term of four years from any given date, such that there shall always be a minimum of at least four years remaining under his employment agreement. The employment agreement provides for Mr. Miller to receive an annual base salary of $375,000, subject to annual increase based on comparable compensation packages provided to executives in similarly situated companies, and to participate in a bonus plan to be established by the Compensation Committee. His annual base salary has since been increased to $443,000 in 2006 and $463,000 in 2007. In practice, his bonuses have been determined in the discretion of the Compensation Committee. Mr. Miller is also entitled to use of a Company automobile. In addition, as long as Mr. Miller serves as an officer, the Company will use its best efforts to ensure that he continues to serve on the Company’s Board of Directors and on the Board of Directors of the Company’s wholly-owned subsidiary, Big 5 Corp.

If Steven G. Miller’s employment is terminated due to his death, the employment agreement provides for accelerated vesting of options that would have been exercisable during the 24 months following the termination date and the continuation of family medical benefits for the four years following the termination date. The table below reflects the estimated amount of payments and other benefits payable under Mr. Miller’s employment agreement on a termination due to death, assuming that the termination occurred on December 31, 2006 and based upon our closing stock price as of that date of $24.42.

Table Showing Benefits on a Termination Due to Death

		Value of Option	Value of Medical
Name	Cash Severance	Acceleration	Continuation	Total

Steven G. Miller	—	$97,125	$40,332	$137,457

If Steven G. Miller’s employment is terminated due to his disability, the employment agreement provides that the Company will pay Mr. Miller as a lump sum severance payment an amount equal to his base salary for two years and an additional amount equal to two times the greater of (i) his last annual cash bonus or (ii) the average annual cash bonus paid during the last three fiscal years. In addition, the employment agreement provides for accelerated vesting of options that would have been exercisable during the 24 months following the termination date and the continuation of specified benefits for the four years following the termination date. The table below reflects the estimated amount of payments and other benefits payable under Mr. Miller’s employment agreement on a termination due to disability, assuming that the termination occurred on December 31, 2006 and based upon our closing stock price as of that date of $24.42.

Table Showing Benefits on a Termination Due to Disability

			Value of
		Value of Option	Medical	Value of
Name	Cash Severance	Acceleration	Continuation	Perquisites(1)	Total

Steven G. Miller	$1,982,667	$97,125	$53,652	$74,836	$2,208,280

(1)	The amount in the Value of Perquisites column includes the value attributable to personal use of a Company-provided automobile in the annual amount of $18,709 for four years.

If Steven G. Miller terminates the employment agreement for good reason at any time, or for any reason within six months of a change in control, or if the Company terminates the employment agreement without cause at any time, the employment agreement provides the Company will pay Mr. Miller as a lump sum severance payment an amount equal to his base salary for four years and an additional amount equal to four times the greater of (i) his last annual cash bonus or (ii) the average annual cash bonus paid during the last three fiscal years. In addition, the employment agreement provides for accelerated vesting of all of his options and the continuation of specified benefits for the four years following the termination date. However, the employment agreement provides that payments in connection with the change in control will be reduced to the extent necessary to prevent them from being subject to the Golden Parachute Excise Tax of Internal Revenue Code Section 4999. The table below reflects the estimated amount of payments and other benefits payable under Mr. Miller’s employment agreement on a termination by Mr. Miller for good reason or due to a change in control or a termination by the Company without cause, assuming that the termination occurred on December 31, 2006 and based upon our closing stock price as of that date of $24.42.

Table Showing Benefits on a Termination by the Employee for Good Reason or Due to a Change
in Control or a Termination by the Company Without Cause

			Value of
		Value of Option	Medical	Value of
Name	Cash Severance	Acceleration	Continuation	Perquisites(1)	Total

Steven G. Miller(2)	$3,965,333	$146,813	$53,652	$74,836	$4,240,634

(1)	The amount in the Value of Perquisites column includes the value attributable to personal use of a Company-provided automobile in the annual amount of $18,709 for four years.

(2)	Payments in connection with a change in control may be less than those shown in this table, since Mr. Miller’s employment agreement provides such payments will be reduced to the extent necessary to prevent them from being subject to the Golden Parachute Excise Tax of Internal Revenue Code Section 4999.

If Steven G. Miller terminates the employment agreement without good reason or the Company terminates the employment agreement for cause, Mr. Miller is entitled to receive all accrued and unpaid salary and other compensation and all accrued and unused vacation pay.

The employment of our Principal Financial Officer, Mr. Barry D. Emerson, with us is governed by an employment offer letter dated August 16, 2005, which is referred to as the Offer Letter. The Offer Letter provides for Mr. Emerson to receive a starting annual base salary of $275,000 and a minimum starting annual bonus of $125,000, to be paid in the first quarter of 2006 and prorated based upon the period of employment during the 2005 fiscal year. Mr. Emerson’s annual base salary has since been increased to $300,000 in 2006 and to $315,000 in 2007. He received a bonus of $100,000 for 2005 and a bonus of $185,000 for 2006. Pursuant to the Offer Letter, on the first day of his employment Mr. Emerson received a stock option grant to acquire 50,000 shares of the Company’s common stock, which vests 25% per year over four years and has a term of ten years. Pursuant to the Offer Letter, the exercise price for the options was $25.05, the closing price of the Company’s common stock on the day that Mr. Emerson started work with the Company. In addition, Mr. Emerson will receive use of a Company automobile, and be eligible for future stock option grants, comparable to those provided to other senior vice presidents of the Company.

Pursuant to the Offer Letter, we and Mr. Emerson have entered into a severance agreement that provides that his employment is “at will” but that, if we terminate his employment other than for “cause” (as defined in the severance agreement), Mr. Emerson will receive a severance package which will include one year’s base salary and one year’s health coverage for him and his family. Payment of the severance benefit is conditioned upon the execution of a release by Mr. Emerson of all claims he may have against us. The table below reflects the estimated amount of payments and other benefits payable under Mr. Emerson’s severance agreement, assuming that the termination occurred on December 31, 2006.

Table Showing Benefits on a Termination Other than for Cause

		Value of Medical
Name	Cash Severance	Continuation	Total

Barry D. Emerson	$300,000	$11,466	$311,466

Compensation of Directors

Our Board of Directors sets directors’ compensation based on its review of publicly-available information about what companies in our peer group pay their directors.

Directors who are also employees of the Company are compensated as officers of the Company and receive no additional compensation for serving as directors.

During the fiscal year ended December 31, 2006, non-employee directors received an annual retainer of $20,000 for service on the Board of Directors, plus $2,500 for attendance at each regularly scheduled meeting of the

Board of Directors or each committee meeting not otherwise held on the day of a board meeting, and $1,000 for attendance by telephone at any specially called board meeting or committee meeting. The Chairs of the Audit Committee, Compensation Committee and Nominating Committee received additional annual retainers of $10,000, $5,000 and $5,000, respectively. In addition, in 2004, the Company adopted a policy pursuant to which each non-employee director was initially granted options to purchase 10,000 shares of the Company’s common stock and is annually granted options to purchase 5,000 shares of such stock. The options are to have an exercise price equal to the fair market value of the Company’s common stock on the date of grant and vest in four equal annual installments. Initial grants under the policy were made in August 2004 and annual grants thereafter have been and will be made on the date of the Company’s annual meeting of stockholders. Directors are also reimbursed for all out-of-pocket expenses incurred in attending such meetings. Dr. Miller has waived his right to receive his director fees and stock options.

In March, 2007, the Compensation Committee and the Board of Directors reviewed the existing director compensation plan. Based on that review, the determination was made to leave in place all the components of director compensation referenced above, with the following adjustments effective April, 2007: (a) the annual retainer for non-employee directors is increased to $30,000, (b) the additional annual retainer for the Chair of the Compensation Committee is increased to $7,500, (c) non-employee directors receive $2,500 for attendance at each committee meeting not held on the day of a board meeting or other committee meeting, and $1,000 for attendance at each committee meeting held on the day of a board meeting or other committee meeting, and (d) the annual grant of options is increased to 6,000 shares.

Director Compensation

					Change in
					Pension
	Fees				Value and
	Earned			Non-Equity	Nonqualified
	or Paid	Stock	Option	Incentive Plan	Deferred	All Other
	in Cash	Awards	Awards	Compensation	Compensation	Compensation	Total
Name	($)	($)	($)(2)	($)	Earnings	($)	($)

Sandra N. Bane	51,500		47,112				98,612
G. Michael Brown	42,000		47,112				89,112
Jennifer Holden Dunbar	48,000		47,112				95,112
David R. Jessick	32,389		25,480				57,869
Michael D. Miller	0		0				0
John G. Danhakl(1)	13,167		12,021				25,188

(1)	Mr. Danhakl resigned from the Board on March 7, 2006.

(2)	The amounts in the Option Awards column reflect the compensation expense recognized by the Company for financial reporting statement reporting purposes for the fiscal year ended December 31, 2006, in accordance with SFAS No. 123(R), Share-Based Payment, (excluding the impact of estimated forfeitures related to service-based vesting conditions), for awards pursuant to the 2002 Stock Incentive Plan, and includes amounts attributable to awards granted during and before 2006. Details on assumptions made in the calculation of these amounts are included in Note 13 to the Consolidated Financial Statements in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 9, 2007.

Audit Committee Pre-approval Policies and Procedures

The Audit Committee is required under the Sarbanes-Oxley Act of 2002 and the rules of the Securities and Exchange Commission promulgated thereunder to pre-approve the auditing and permissible non-audit services performed by the Company’s independent auditor to provide assurance that the provision of those services does not impair the independence of the auditor. The Audit Committee has adopted a pre-approval policy to assist it in carrying out this responsibility.

Under the pre-approval policy, the annual audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and/or fees resulting from changes in audit scope, the Company’s organizational structure or other matters. In addition, if the Audit Committee, after reviewing documentation detailing the specific services to be provided by the independent auditors and having discussions with management, determines that the performance of such services would not impair the independence of the independent auditor, the Audit Committee may also approve (i) audit-related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and that are traditionally performed by the independent auditor, (ii) tax services such as tax compliance, tax planning and tax advice and/or (iii) permissible non-audit services that it believes are routine and recurring services.

All audit and permissible non-audit services provided by KPMG LLP to the Company for the fiscal years 2006 and 2005 were pre-approved in accordance with the Company’s pre-approval policies and procedures.

Fees Billed by KPMG LLP

The aggregate fees billed for professional services provided by KPMG LLP in fiscal years 2006 and 2005 were:

Type of Fees	2006	2005

Audit Fees	1,573,000	2,013,000
Audit-related Fees
Tax Fees
All Other Fees	23,500	25,000

Total Fees	1,596,500	2,038,000

In the above table, in accordance with the definitions of the Securities and Exchange Commission, “audit fees” are fees paid by the Company to KPMG LLP for the audit of the Company’s consolidated financial statements included in its annual report on Form 10-K and review of the unaudited financial statements included in its quarterly reports on Form 10-Q or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

“Audit-related Fees” are fees billed by KPMG LLP for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements.

“Tax Fees” are fees for tax compliance, tax advice and tax planning.

“All Other Fees” are fees billed by KPMG LLP to the Company for any services not included in the first three categories.

Appointment of Auditors for Fiscal 2007

KPMG LLP is the independent registered public accounting firm that audited the Company’s financial statements for fiscal 2006. The Audit Committee has not yet selected the independent registered public accounting firm to audit the Company’s financial statements for fiscal 2007, as it is in the process of evaluating proposals for these services. Representatives of KPMG LLP are expected to be present at the Annual Meeting. They will be given the opportunity to make a statement if they desire to do so, and they will be available to respond to appropriate questions.

Audit Committee Report

The Company’s management has primary responsibility for the Company’s financial statements and overall reporting process, including the Company’s system of internal control over financial reporting and assessing the effectiveness of internal control over financial reporting. The Company’s independent registered public accounting firm audits the annual financial statements prepared by management, expresses an opinion as to whether those financial statements fairly present the financial position, results of operations and cash flows of the Company in conformity with accounting principles generally accepted in the United States and discusses with the Audit Committee any issues that the independent registered public accounting firm believes should be brought to its attention. The Audit Committee oversees and monitors the Company’s financial reporting process and the quality of its internal and external audit process.

The Audit Committee has reviewed the Company’s audited financial statements for the fiscal year ended December 31, 2006 and the notes thereto and discussed such financial statements with management and KPMG LLP, the Company’s independent registered public accounting firm. Management has represented to the Audit Committee that the financial statements were prepared in accordance with accounting principles generally accepted in the United States.

The Audit Committee has discussed with KPMG LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (as amended), which includes, among other items, the independent registered public accounting firm’s responsibilities, any significant issues arising during the audit and any other matters related to the conduct of the audit of the Company’s financial statements. The Audit Committee also discussed with KPMG LLP such other matters as are required to be discussed by other standards of the Public Company Accounting Oversight Board (United States), rules of the Securities and Exchange Commission and other applicable regulations.

The Audit Committee has received the written disclosures and the letter from KPMG LLP regarding its independence as required by Independence Standards Board Standard No. 1 and has discussed with KPMG LLP its independence from the Company. In addition, the Audit Committee concluded that KPMG LLP’s provision of non-audit services to the Company and its subsidiaries, as described above, is compatible with maintaining KPMG LLP’s independence.

The Audit Committee also reviewed management’s report on its assessment of the effectiveness of the Company’s internal control over financial reporting and the independent registered public accounting firm’s report on management’s assessment and the effectiveness of the Company’s internal control over financial reporting. The Audit Committee discussed with management and the independent registered public accounting firm the prior material weaknesses and significant control deficiencies identified during the course of previous assessments and the audit and management’s remediation of them.

The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for its audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of its examination, its evaluation of the Company’s internal control, including internal control over financial reporting, and the overall quality of the Company’s financial reporting.

Conclusion

Based on the review and discussions referred to above, the Audit Committee recommended to the Company’s Board of Directors that the Company’s audited financial statements and management’s assessment of effectiveness of the Company’s internal control over financial reporting be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 for filing with the Securities and Exchange Commission.

SUBMITTED BY AUDIT COMMITTEE OF
THE BOARD OF DIRECTORS

Sandra N. Bane (Chair)
Jennifer Holden Dunbar
David R. Jessick

April 20, 2007

No portion of this Audit Committee Report shall be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, through any general statement incorporating by reference in its entirety the Proxy Statement in which this report appears, except to the extent that the Company specifically incorporates this report or a portion of it by reference. In addition, this report shall not be deemed to be filed under either the Securities Act or the Exchange Act.

Transactions with Related Persons, Promoters and Certain Control Persons

Our Audit Committee charter requires that the Audit Committee review on an ongoing basis and approve or disapprove all related party transactions that are required to be disclosed by Item 404 of Regulation S-K. The items described below were approved by the Audit Committee, except to the extent that items arise out of periods prior to the establishment of that requirement.

Prior to September 1992, the predecessor to what is now the Company’s wholly owned operating subsidiary, Big 5 Corp., was a wholly owned subsidiary of Thrifty Corporation (“Thrifty”), which was in turn a wholly owned subsidiary of Pacific Enterprises. In December 1996, Thrifty was acquired by Rite Aid Corp. (“Rite Aid”). The Company leases certain property from Rite Aid, which leases this property from an outside party. Charges related to these leases totaled $1.1 million for fiscal 2006.

G. Michael Brown is a director of the Company and a partner of the law firm of Musick, Peeler &Garrett LLP. From time to time, the Company retains Musick, Peeler & Garrett LLP to handle various litigation matters. The Company received services from the law firm of Musick, Peeler & Garrett LLP amounting to $0.5 million in fiscal year 2006, and amounts due to Musick, Peeler & Garrett LLP totaled $0.1 million as of December 31, 2006.

The Company has an employment agreement with Robert W. Miller which provides that he will serve as Chairman Emeritus of the Board of Directors for a term of three years from any given date, such that there will always be a minimum of at least three years remaining under his employment agreement. The employment agreement provides for Robert W. Miller to receive an annual base salary of $350,000, as well as specified perquisites. If Robert W. Miller’s employment is terminated by either Robert W. Miller or the Company for any reason, the employment agreement provides that the Company will pay Robert W. Miller his annual base salary and provide specified benefits for the remainder of his life. The employment agreement also provides that in the event Robert W. Miller is survived by his wife, the Company will pay his wife his annual base salary and provide her specified benefits for the remainder of her life. Robert W. Miller is the co-founder of the Company and the father of Steven G. Miller, Chairman of the Board, Chief Executive Officer and a director of the Company, and Michael D. Miller, a director of the Company.

The Company recognized expenses of $0.2 million in fiscal 2006 to provide for a liability for the future obligations under this agreement. Based upon actuarial valuation estimates related to this agreement, the Company recorded a liability of $2.3 million as of December 31, 2006. The actuarial assumptions used included a discount rate of 5.50% as well as the use of a mortality table as of December 31, 2006.

Bradley A. Johnson, the son of Richard A. Johnson, the Company’s Executive Vice President, is employed by the Company as a Buyer. Bradley A. Johnson received a salary of $103,654 in fiscal 2006 and earned a bonus of $26,500. The salary and bonus received by Bradley A. Johnson is consistent with those paid to other Company employees with similar responsibilities.

In addition to the indemnification provisions contained in the Company’s Amended and Restated Certificate of Incorporation and Bylaws, the Company has indemnification agreements with each of its directors and executive officers. These agreements, among other things, provide for indemnification of the Company’s directors and executive officers for expenses, judgments, fines and settlement amounts (collectively, “Liabilities”) incurred by any such person in any action or proceeding arising out of such person’s services as a director or executive officer or at the Company’s request, if the applicable director or executive officer acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company. These agreements also require the Company to advance expenses incurred by any of its directors or executive officers in connection with any proceeding against such individual with respect to which such individual may be entitled to indemnification by the Company. Pursuant to these agreements, the Company may advance expenses and indemnify, and in certain cases is required to advance expenses and indemnify, the Company’s directors and executive officers for certain Liabilities incurred in connection with or related to the previously-disclosed Childers action. In fiscal 2006, the Company advanced $210,755 to directors and officers for payment of attorneys’ fees and litigation costs in connection with this matter. Additional information regarding the Childers lawsuit is contained in the Company’s Annual Report on Form 10-K for fiscal year 2006 which was mailed to stockholders with this Proxy Statement, under Item 3, “Legal Proceedings.”

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely upon review of copies of Section 16(a) reports furnished to the Company during or with respect to the year ended December 31, 2006, the Company believes that all Section 16(a) reporting requirements were met during fiscal 2006, except that (a) the reports of the grant of options for 5,000 shares each of the Company’s common stock to Sandra N. Bane, G. Michael Brown, Jennifer Holden Dunbar and David R. Jessick that occurred on June 20, 2006 were not timely filed (the reports were due by June 22, 2006 and were filed on July 6, 2006, (b) the report of an exercise of an option by Thomas J. Schlauch to purchase 2,500 shares of the Company’s common stock that occurred on August 9, 2006 was not timely filed (the report was due by August 11, 2006 and was filed on August 16, 2006), and (c) the report of a sale of 10,000 shares of the Company’s common stock by Michael D. Miller that occurred on August 21, 2006 was not timely filed (the report was due by August 23, 2006 and was filed on August 25, 2006).

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding beneficial ownership of the Company’s common stock as of April 24, 2007 by:

•	each of the Named Executive Officers listed in the Summary Compensation Table on page 11;

•	each of the Company’s directors;

•	each person, or group or affiliated persons, who is known by the Company to beneficially own more than 5% the Company’s common stock; and

•	all current directors and executive officers as a group.

Except as otherwise indicated in the footnotes below, each beneficial owner has the sole power to vote and to dispose of all shares held by that holder. Percentage ownership is based on 22,691,867 shares of common stock outstanding as of April 24, 2007.

	Beneficial Ownership
	of Common Stock
Name (1)	Shares		Percent (%)(2)

Steven G. Miller	1,323,607	(3)	5.8
Sandra N. Bane	7,500	(4)	*
G. Michael Brown	7,500	(5)	*
Jennifer Holden Dunbar	9,893	(6)	*
David R. Jessick	1,250	(7)	*
Michael D. Miller	265,000	(8)	1.2
Thomas J. Schlauch	30,500	(9)	*
Richard A. Johnson	169,702	(10)	*
Gary S. Meade	30,500	(11)	*
Barry D. Emerson	17,500	(12)	*
All directors and executive officers as a group (12 persons)	1,911,202	(13)	8.4

5% Stockholders
Neuberger Berman, Inc.(14)	2,697,449		11.9
FMR Corp.(15)	2,033,257		9.0
Wasatch Advisors, Inc.(16)	1,537,600		6.8

*	Indicates less than 1%. To the Company’s knowledge, none of the shares held by directors and executive officers have been pledged as security for any obligation.

(1)	The address for each stockholder is 2525 East El Segundo Boulevard, El Segundo, California 90245, except as otherwise indicated below.

(2)	Shares of common stock subject to options that are currently exercisable or exercisable within 60 days of April 24, 2007 are deemed to be outstanding and beneficially owned by the person holding such options or who otherwise has beneficial ownership thereof for the purpose of computing the percentage ownership of such person, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(3)	Includes 885,000 shares of common stock held by Steven G. Miller and Jacquelyne G. Miller, as trustees of the Steven G. Miller and Jacquelyne G. Miller Trust dated September 13, 1990, 374,232 shares of common stock held by Robert W. and Florence Miller Family Partners, L.P., of which Steven G. Miller is a limited partner and shares dispositive power with respect to the shares pursuant to a trading authorization dated November 12, 2004 executed by Robert W. Miller and Florence H. Miller, as general partners, and 64,375 shares which may be acquired upon the exercise of options exercisable within 60 days of April 24, 2007. Mr. Miller disclaims beneficial ownership in the shares owned by Robert W. and Florence Miller Family Partners, L.P. except to the extent of his pecuniary interest therein. Jacquelyne G. Miller shares beneficial ownership of the 885,000 shares of common stock held by the Steven G. Miller and Jacquelyne G. Miller Trust dated September 13, 1990.

(4)	Includes 7,500 shares which may be acquired upon the exercise of options exercisable within 60 days of April 24, 2007.

(5)	Includes 7,500 shares which may be acquired upon the exercise of options exercisable within 60 days of April 24, 2007.

(6)	Includes 2,393 shares of common stock held by Jennifer Holden Dunbar, Trustee of the Lilac II Trust dated June 28, 2000 and 7,500 shares which may be acquired upon the exercise of options exercisable within 60 days of April 24, 2007.

(7)	Includes 1,250 shares which may be acquired upon the exercise of options exercisable within 60 days of April 24, 2007.

(8)	Represents 265,000 shares of common stock held by Michael D. Miller, Trustee of the Miller Living Trust dated December 11, 1997.

(9)	Includes 10,500 shares which may be acquired upon the exercise of options exercisable within 60 days of April 24, 2007.

(10)	Includes 20,500 shares which may be acquired upon the exercise of options exercisable within 60 days of April 24, 2007.

(11)	Includes 20,500 shares which may be acquired upon the exercise of options exercisable within 60 days of April 24, 2007.

(12)	Includes 17,500 shares which may be acquired upon the exercise of options exercisable within 60 days of April 24, 2007.

(13)	Includes 178,125 shares which the directors and executive officers may be deemed to have beneficial ownership with respect to options to purchase the Company’s common stock exercisable within 60 days of April 24, 2007.

(14)	The address for Neuberger Berman, Inc. is 605 Third Ave., New York, NY 10158-3698, as reported in the Schedule 13G/A filed with the Securities and Exchange Commission on February 13, 2007. According to Items 6 and 7 of the Schedule 13G/A filed by the stockholder on February 13, 2007, as a parent holding company of Neuberger Berman LLC and Neuberger Berman Management Inc. which manage certain accounts in which the reported shares are held, stockholder has been granted the shared authority to dispose of and vote those shares. Stockholder’s holdings are based upon the holdings disclosed in the Schedule 13G/A.

(15)	The address for FMR Corp. is 82 Devonshire Street, Boston, Massachusetts 02109, as reported in the Schedule 13G/A filed with the Securities and Exchange Commission on February 14, 2007. According to Items 3 and 7 of the Schedule 13G/A filed by the stockholder on February 14, 2007, as a parent holding company of certain investment advisors and banks which manage accounts in which the reported shares are held, stockholder has been granted the authority to dispose of the shares. Stockholder’s holdings are based upon the holdings disclosed in the Schedule 13G/A.

(16)	The address for Wasatch Advisors, Inc. is 150 Social Hall Avenue, Suite 400, Salt Lake City, UT 84111, as reported in the Schedule 13G/A filed with the Securities and Exchange Commission on February 15, 2007. According to Item 3 of the Schedule 13G/A filed by the stockholder on February 15, 2007, the stockholder is an investment advisor and has been granted the authority to dispose of and vote the shares reported. Stockholder’s holdings are based upon the holdings disclosed in the Schedule 13G/A.

PROPOSAL 2

APPROVAL OF 2007 EQUITY AND PERFORMANCE INCENTIVE PLAN
(Item No. 2 on Proxy Card)

The stockholders of the Company are being asked to approve the adoption of the Company’s 2007 Equity and Performance Incentive Plan (the “Plan”). The 2007 Equity and Performance Incentive Plan has been adopted by the Company’s Board of Directors, but no options, stock appreciation rights, restricted stock, other stock unit awards, performance awards or dividend equivalents have yet been granted under the Plan. The Company has not granted any stock appreciation rights, restricted stock, other stock unit awards, or dividend equivalents.

Purpose of the Plan

The Company has two stock plans currently outstanding: the 2002 Stock Incentive Plan and the 1997 Management Equity Plan (the “Prior Plans”). The 1997 Management Equity Plan will terminate in November 2007. As of April 24, 2007, there were no shares subject to awards granted under the 1997 Management Equity Plan, and the Company has no plans to make any further grants under that plan. As of April 24, 2007, 2,399,250 shares remain available for grant under the 2002 Stock Incentive Plan, and there were outstanding under the 2002 Plan options to purchase 1,150,000 shares of common stock with a weighted average exercise price of $19.42 and a weighted average remaining term of 7.67 years. However, the 2002 Stock Incentive Plan permits only the grant of stock options, and does not provide for the grant of restricted stock, stock appreciation rights and some of the other equity incentives described below.

Accordingly, the Board of Directors believes that adoption of the Plan is necessary to ensure that the Company maintains the ability in the future to continue to attract and retain highly qualified officers and other employees by providing adequate incentives through the issuance of stock options, stock appreciation rights, restricted stock, other stock unit awards, and performance awards, so as to incentivize and retain key employees of the Company, which can assist in maximizing the full potential of shareholder value. The adoption of the Plan will also permit the award of other stock unit awards or performance awards payable in cash or shares, or the award of restricted stock with restrictions lapsing on the attainment of performance goals, to certain executive officers of the Company which will qualify as “performance based” compensation under Section 162(m) of the Code, as discussed below.

The aggregate amount of shares authorized for issuance under the Plan will be 2,399,250, the same number of shares that remain available for grant under the 2002 Stock Incentive Plan as of April 24, 2007, plus any shares subject to awards granted under the Prior Plans which are forfeited, expire or are cancelled after the effective date of the Plan. Thus, although we are asking our stockholders to approve the Plan, we are not asking them to authorize the issuance of more shares than remained available for issuance under the Prior Plans. We will not make any grants under the Prior Plans from April 24, 2007 until the date of the Annual Meeting.

Required Vote

Affirmative votes representing a majority of the votes cast “FOR”, “AGAINST” or “ABSTAIN” with respect to the proposal in person or by proxy and entitled to vote at the Annual Meeting will be required to approve this proposal. A vote to “ABSTAIN” on the proposal will be considered as a vote cast with respect to such matter, and will have the same effect as a vote “AGAINST” the proposal. Broker non-votes will have no effect on the proposal.

Effect of Vote on Prior Plans

On the approval of the Plan at the Annual Meeting, as described above, the Company will cancel the Prior Plans, so that no further grants or awards will be made under the Prior Plans. However, grants and awards made under the Prior Plans before their cancellation will continue in effect.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE 2007 EQUITY AND PERFORMANCE INCENTIVE PLAN.

Summary of the Plan

The principal features of the Plan are summarized below. This summary, however, is not intended to be a complete discussion of all of the terms of the Plan. A copy of the Plan is attached hereto as Appendix B.

Shares Subject to the Plan

Up to an aggregate of 2,399,250 shares of common stock of the Company, plus any shares subject to awards granted under the Prior Plans which are forfeited, expire or are cancelled after April 24, 2007 (the effective date of the Plan), are authorized for issuance under the Plan. The maximum aggregate number of shares which may be subject to ISOs (as defined below) will be 2,399,250 shares. Any shares that are subject to awards of options or stock appreciation rights shall be counted against this limit as one share for every one share granted, regardless of the number of shares actually delivered pursuant to the awards. Any shares that are subject to awards other than options or stock appreciation rights (including shares delivered on the settlement of dividend equivalents) shall be counted against this limit as 2.5 shares for every one share granted. The aggregate number of shares available under the Plan and the number of shares subject to outstanding options will be increased or decreased to reflect any changes in the outstanding common stock of the Company by reason of any recapitalization, spin-off, reorganization, reclassification, stock dividend, stock split, reverse stock split, or similar transaction.

If any shares subject to an award under the Plan or to an award under the Prior Plans are forfeited, expire or are cancelled without issuance of such shares, the shares shall again be available for awards under the Plan. Any shares that again become available for grant shall be added back as one share if such shares were subject to options or stock appreciation rights granted under the Plan or options or stock appreciation rights granted under the Prior Plans and as 2.5 shares if such shares were subject to awards other than options or stock appreciation rights granted under the Plan. Shares which are received or withheld by the Company to satisfy tax liabilities arising from the grant or exercise of an option or award, or as a result of the use of shares to pay the option price, shall not again be available to awards under the Plan.

Eligibility and Participation

All employees (including officers), directors, and consultants of the Company or any subsidiary are eligible for selection to receive awards under the Plan, subject to the following restrictions: (1) no ISO may be granted to any person who, at the time of grant, is not an employee of the Company or any subsidiary, and (2) no participant may be granted options or stock appreciation rights during any fiscal year of the Company with respect to more than 500,000 shares, (3) no participant may be granted restricted stock, performance awards and/or other stock unit awards that are denominated in shares in any fiscal year of the Company with respect to more than 250,000 shares, and (4) the maximum dollar value payable to any participant in any fiscal year of the Company with respect to performance awards and/or other stock unit awards that are valued with reference to cash or property other than shares is $2,000,000. The share limitations set forth above are subject to adjustment in the event of a reorganization, spin-off, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or similar transaction during any fiscal year of the Company or portion thereof. If an option or stock appreciation right expires or terminates for any reason without having been exercised in full, or if any award is cancelled, the unpurchased shares subject to that expired or terminated option or stock appreciation right or cancelled award continue to be counted against the maximum number of shares for which options or stock appreciation rights or other awards may be granted to a participant during a fiscal year of the Company. Subject to such limitations, an individual who has been granted an option or stock appreciation right or other award may, if such individual is otherwise eligible, be granted additional options or stock appreciation rights or other awards as the Committee may determine.

Administration of the Plan

The Plan shall be administered by the Compensation Committee of the Board of Directors (the “Committee”), consisting of two or more directors of the Company who are (a) “non-employee directors” within the meaning of Rule 16b-3 of the Exchange Act, and (b) “outside directors” within the meaning of Section 162(m) of the Code (as defined below) and (c) “independent directors” under Nasdaq or other applicable stock exchange rules; except that, so long as the Committee contains at least two such directors that meet the above requirements, the Committee may also include one additional director who does not meet those criteria if he or she abstains or recuses himself or herself in connection with voting on grants and awards to all Covered Employees (as defined in the Plan) and to all officers of the Company who are subject to Section 16 of the Exchange Act. The Committee has extremely broad discretion and power in interpreting and operating the Plan and in determining the employees, directors and consultants who shall be participants, and the terms of individual options, stock appreciation rights, restricted stock, other stock unit awards, performance awards, and dividend equivalents. To the extent permitted by applicable law, the Committee may delegate to one or more directors or officers the authority to grant awards to employees or officers who are not directors, “covered employees” whose compensation is subject to the limits of Section 162(m) of the Code, or officers subject to the short-swing rules of Section 16 of the Exchange Act. For a description of the limitation on deductibility under Section 162(m) of the Code for compensation paid to certain executive officers, see “— Federal Income Tax Matters — $1,000,000 Limit on Deductible Compensation.”

Types of Awards

Awards under the Plan may consist of options, stock appreciation rights, restricted stock, other stock unit awards, performance awards, or dividend equivalents. The nature of each of such types of awards is discussed below. Each award will be made by an award agreement whose form and content shall be determined by the Committee in its discretion, consistent with the provisions of the Plan. The terms of award agreements for a particular type of award need not be uniform.

Type of Options

Two types of options may be granted under the Plan: options intended to qualify as incentive stock options (“ISOs”) under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and options not so qualified for favorable federal income tax treatment (“NSOs”).

Stock Appreciation Rights

The Committee, in its discretion, may also issue stock appreciation rights to employees, consultants and directors of the Company. A stock appreciation right is a right to receive a payment based on the increase in the fair market value of a share after the date of grant. The Committee may determine, in its discretion, that a stock appreciation right will be paid out in cash or in shares on its exercise. The number of shares that may be issued on the exercise of a stock appreciation right shall be determined by dividing: (a) the total number of shares as to which the stock appreciation right is exercised, multiplied by the amount by which the fair market value of one share on the exercise date exceeds the fair market value of one share on the date of grant of the stock appreciation right, by (b) the fair market value of one share on the exercise date; provided, however, that fractional shares shall not be issued and in lieu thereof, a cash adjustment shall be paid. In lieu of issuing shares on the exercise of a stock appreciation right, the Committee may in its sole discretion elect to pay the cash value of such shares. The Committee will not, however, take any action regarding a stock appreciation right, or otherwise under the Plan, that could subject a participant to a penalty tax under Section 409A of the Code.

Restricted Stock

The Committee, in its discretion, may also grant awards of restricted stock to participants. Restricted stock shall be shares granted or sold to a participant that are subject to vesting restrictions based on continued employment or attainment of performance goals. Restricted stock that vests solely upon continued service of the grantee will not fully vest over a period of less than three years, but vesting may occur ratably over the vesting period.

Other Stock Unit Awards

The Committee, in its discretion, may grant other stock unit awards, which are awards valued in whole or part by reference to, or otherwise based on, shares. Other stock unit awards shall be subject to such conditions and restrictions as may be determined by the Committee, and may be payable in the form of cash or shares. Stock unit awards that vest solely upon continued service of the grantee will not fully vest over a period of less than three years, but vesting may occur ratably over the vesting period.

Performance Awards and Code Section 162(m) Provisions

The Committee, in its discretion, may issue performance awards to participants, the payment of which will be determined by the achievement of performance goals over a performance period. Upon the grant of a performance award, the Committee shall determine the relevant performance goals and the performance period.

The performance goals shall be based on the attainment of specified levels, or growth, of one or any combination of the following factors, or an objective formula determined at the time of the award that is based on modified or unmodified calculations of one or any combination of the following factors: net sales; pretax income before or after allocation of corporate overhead and bonus; earnings per share; net income; division, group or corporate financial goals; return on stockholders’ equity; return on assets; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of the shares or any other publicly-traded securities of the Company; market share; gross profits; earnings before taxes; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization (“EBITDA”); an adjusted formula of EBITDA determined by the Committee; economic value-added models; comparisons with various stock market indices; reductions in costs, and/or return on invested capital of the Company or any affiliate, division or business unit of the Company for or within which the participant is primarily employed. Such performance goals also may be based solely by reference to the Company’s performance or the performance of an affiliate, division or business unit of the Company, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies. Unless the Committee determines otherwise when it sets the performance goals for an award, objective adjustments shall be made to any of the foregoing measures for items that will not properly reflect the Company’s financial performance for these purposes, such as the write-off of debt issuance costs, pre-opening and development costs, gain or loss from asset dispositions, asset or other impairment charges, litigation settlement costs, and other non-routine items that may occur during the performance period. Also, unless the Committee determines otherwise in setting the performance goals for an award, such performance goals shall be applied by excluding the impact of (a) restructurings, discontinued operations, and charges for extraordinary items, (b) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (c) a change in accounting standards required or recommended by generally accepted accounting principles.

The performance period shall be determined by the Committee, but shall not be shorter than one year nor longer than five years.

Performance awards will generally be paid only after the end of the relevant performance period, and may be paid in cash, shares, other property, or any combination thereof, in the sole discretion of the Committee at the time of payment.

The Compensation Committee may determine, in its discretion, that performance awards granted to executive officers of the Company whose compensation is subject to the deductibility limit of Section 162(m) of the Code will qualify as “performance based” compensation. The Compensation Committee may likewise determine that the vesting of restricted stock, and the vesting or payment of any other stock unit award, granted to such an executive officer will be subject to the achievement of the objective performance goals over a performance period, and thus satisfy the requirements to be “performance based” compensation.

In the case of any performance award, restricted stock, or other stock unit award that is intended to constitute “performance based” compensation, the performance goals and other terms and conditions of the award will be set by the Committee within the time prescribed by Section 162(m) and the regulations thereunder. If the performance period is 12 months or longer, such performance goals must be set by the Committee within the first 90 days of the performance period.

The Committee may adjust downward, but not upward, the amount payable to any executive officer of the Company under any award that is intended to constitute “performance based” compensation. The Committee may not waive the achievement of the applicable performance goals, except in the case of death or disability of the participant, or the occurrence of a change in control of the Company.

Before the vesting, payment, settlement or lapsing of any restrictions with respect to any award that is intended to constitute “performance based” compensation, the Committee shall certify in writing that the applicable performance criteria have been achieved to the extent necessary for such award to qualify as “performance based” compensation within the meaning of Section 162(m) of the Code.

The Committee shall have the power to impose such other restrictions on awards intended to constitute “performance based” compensation as it may deem necessary or appropriate to ensure that such awards satisfy all requirements to constitute “performance based” compensation within the meaning of Section 162(m), or which are not inconsistent with such requirements.

Unless affirmative votes representing a majority of the votes cast under applicable law or rules approve the continuation of the “performance based” compensation provisions of the Plan at the first duly constituted meeting of the stockholders of the Company that occurs in the fifth year following the effective date of the Plan, no awards other than stock options or stock appreciation rights, or restricted stock that is not intended to be “performance based” compensation, shall be made following the date of such meeting to executive officers of the Company whose compensation is subject to the deduction limit of Section 162(m). Under currently applicable law or rules, to be duly constituted, a majority of the shares of capital stock outstanding and entitled to vote would have to be present in person or by proxy at the meeting at which stockholders vote to approve the continuation of the “performance based” compensation provisions of the Plan.

Dividend Equivalents

The Committee, in its sole discretion, may determine that a participant who receives an award will also be entitled to receive, currently or on a deferred basis, cash, stock or other property dividends, or cash payments in amounts equivalent to stock or other property dividends on shares (“dividend equivalents”) with respect to the number of shares covered by the award. The Committee may also provide that such amounts (if any) shall be deemed to have been reinvested in additional shares or otherwise reinvested. In the event of a recapitalization, reorganization, spin-off, reclassification, stock dividend, stock split, reverse stock split or similar transaction, the Committee may, in its discretion, make an appropriate adjustment to dividend equivalents.

Option and Other Award Price

The purchase price for shares covered by each option shall not be less than 100% of the fair market value of such shares on the date of grant, but if an ISO is granted to a more than 10% shareholder of the Company or its subsidiaries (measured by ownership of voting power), the purchase price of an ISO shall not be less than 110% of the fair market value of such shares on the date of grant. The base price for a stock appreciation right shall not be less than 100% of the fair market value of shares as of the date of grant. The Committee, in its discretion, may determine the purchase price, if any, for restricted stock, other stock unit awards, and performance awards.

Exercisability of Options and Stock Appreciation Rights; Vesting of Restricted Stock and Other Awards

The Committee shall determine when and under what conditions any option or stock appreciation right shall become exercisable and when restricted stock, other stock unit awards, and performance awards shall become vested. However, the aggregate fair market value of shares of common stock of the Company (determined at the date of grant) for which ISOs (whenever granted) are exercisable for the first time by a participant during any calendar year shall not exceed $100,000; any options in excess of this limit shall be treated as NSOs. The purchase price of shares on the exercise of an option shall be paid in full at the time of exercise in cash or by check payable to the order of the Company, or, subject to the approval of the Committee and subject to applicable law, by the delivery of shares of common stock of the Company already owned by the participant, through a “broker’s” exercise involving the immediate sale or pledge of shares with a value sufficient to pay the exercise price, or by any other method permitted by applicable law. The Committee shall determine, in its discretion, the form of any payment for restricted stock, other stock unit awards, and performance shares.

Duration of Options and Stock Appreciation Rights

Each option or stock appreciation right shall expire on the date specified by the Committee, but all options and stock appreciation rights shall expire within 10 years of the date of grant. ISOs granted to more than 10%

shareholders of the Company (measured by ownership of voting power) shall expire within five years from the date of grant.

No Repricing

The Committee has no authority to reprice any option, to reduce the base price of any stock appreciation right, or cancel any option in exchange for cash or another award when the fair market value of shares is less than the option’s exercise price per share.

Termination of Employment

If a participant ceases to be employed by the Company or any of its subsidiaries for any reason (including death or permanent disability) other than termination for cause, the participant’s options that were vested and exercisable shall remain exercisable until the end of the original term or for the period determined by the Committee in the individual option agreement or otherwise, whichever expires earlier. After a participant’s death, options may be exercised by the person or persons to whom the participant’s rights pass by will or the laws of descent and distribution. Unless the Committee determines otherwise in its discretion, similar rules shall apply to stock appreciation rights. The treatment of each award of restricted stock, other stock unit award, or performance award on the termination of employment, death, or disability of the participant shall be determined by the Committee in its discretion. If a participant’s employment is terminated for cause, all of his awards may be immediately terminated and canceled, in the Committee’s discretion.

Certain Corporate Transactions

Upon the happening of a merger, reorganization or sale of substantially all of the assets of the Company or other change of control events specified in the Plan, the Committee, may, in its sole discretion, do one or more of the following: (i) shorten the period during which options and stock appreciation rights are exercisable (provided they remain exercisable for at least 30 days after the date notice of such shortening is given to the participants); (ii) accelerate in whole or in part any vesting schedule to which an option, stock appreciation right, restricted stock, other stock unit award or performance award is subject; (iii) arrange to have the surviving or successor entity or any parent entity thereof assume the restricted stock, other stock unit awards, stock appreciation rights or options or grant replacement options or stock appreciation rights with appropriate adjustments in the option prices and adjustments in the number and kind of securities issuable upon exercise; (iv) cancel options upon payment to the participants in cash of an amount that is the equivalent of the excess of the fair market value of the common stock of the Company (at the effective time of the merger, reorganization, sale or other event) over the exercise price of the option to the extent the options are vested and exercisable, and cancel stock appreciation rights by paying the value thereof; or (v) make any other modification or adjustment that the Committee deems appropriate in its discretion. The Committee may also provide for one or more of the foregoing alternatives in any particular award agreement.

Rights as a Stockholder

The recipient of an option or stock appreciation right will have no rights as a stockholder with respect to shares of Company common stock covered by an option or stock appreciation right until the date such recipient becomes a holder of record of such shares, unless the Committee, in its discretion, elects to grant the participant dividend equivalent rights in connection with such option or stock appreciation right. The recipient of restricted stock or of an other stock unit award will generally have all the rights of a shareholder with respect to the shares of common stock of the Company issued pursuant to such award, including the right to vote such shares, but the Committee may determine that any dividends and distributions with respect to such shares will be subject to the same vesting restrictions, if any, as the underlying shares.

Assignability of Options, Stock Appreciation Rights and Other Awards

An ISO granted under the Plan shall, by its terms, be non-transferable by the participant, either voluntarily or by operation of law, other than by will or the laws of descent and distribution, and shall be exercisable during the participant’s lifetime only by him or her. Any award issued under the Plan other than an ISO shall be nontransferable by the participant, either voluntarily or by operation of law, other than by will or the laws of descent and distribution, or, with the consent of the Committee, during the participant’s lifetime by gift to one or more members of the participant’s immediate family or to a trust for their benefit.

Duration, Termination and Amendment of the Plan

The Plan shall be effective on the date of its adoption by the Board, subject to the approval of the Plan, within 12 months thereafter, by affirmative votes representing a majority of the votes cast under applicable law or rules at a duly constituted meeting of the stockholders of the Company. Under currently applicable law or rules, to be duly constituted, a majority of the shares of Company’s common stock outstanding and entitled to vote would have to be present in person or by proxy at the meeting at which stockholders vote to approve the Plan. After the adoption of the Plan by the Board, awards may be made, but all such awards shall be subject to such stockholder approval of this Plan within 12 months of its adoption by the Board, and no options or stock appreciation rights may be exercised before such stockholder approval of the Plan. If the stockholders do not approve the Plan within 12 months after its adoption by the Board, the Plan, and all awards granted thereunder, shall be null and void and of no effect. Once adopted, the Plan shall continue in effect for 10 years thereafter. The Board of Directors, however, may suspend or terminate the Plan at any time. However, unless affirmative votes representing a majority of the votes cast under applicable law or rules approve the continuation of the “performance based” compensation provisions of the Plan at the first duly constituted meeting of the stockholders of the Company that occurs in the fifth year following the effective date of the Plan, no awards other than options or stock appreciation rights, or restricted stock that is not intended to constitute “performance based” compensation, shall be made following the date of such meeting to executive officers of the Company whose compensation is subject to the deduction limit of Section 162(m). Under currently applicable rules, to be duly constituted, a majority of the shares of capital stock outstanding and entitled to vote would have to be present in person or by proxy at the meeting at which stockholders vote to approve the continuation of the “performance based” compensation provisions of the Plan. The suspension or termination of the Plan will generally not affect the validity of any option, stock appreciation right, restricted stock, other stock unit award, performance award or dividend equivalent outstanding on the date of termination.

The Board of Directors may also amend the Plan at any time, except that the Board will not amend the Plan in a way which violates Rule 16b-3 of the Exchange Act. The Board will not amend the Plan without obtaining stockholder approval to (a) increase the number of shares that may be the subject of awards under the Plan, (b) expand the types of awards available under the Plan, (c) materially expand the class of persons eligible to participate in the Plan, (d) amend any provision prohibiting the Committee from repricing options or taking similar action, (e) increase the maximum permissible term of any option, (f) amend the limits on grants of awards to any participant during a 12-month period, or (g) make any modification that requires stockholder approval under applicable law. Furthermore, no amendment of the Plan shall amend or impair any rights or obligations under any award theretofore granted under the Plan without the written consent of the holder of the affected award.

New Plan Benefits

Awards to be received by participants in the Plan are not determinable at this time because the Committee, in its discretion, will determine the nature and performance criteria for any award provided under the Plan at the time of grants. Performance awards in particular are dependent upon a combination of performance criteria, including net sales, EBITDA, earnings per share, return on stockholders’ equity, division, group or corporate financial goals, and other factors. As a result, the grants that may be awarded under the Plan are not determinable until the Committee assesses the criteria relevant to each individual participant for the particular performance period of the award. For similar reasons, the Company cannot determine the awards that would have been granted during the Company’s 2006 fiscal year under the Plan if it had been in place during that year.

Federal Income Tax Matters

The following discussion of federal income tax consequences does not purport to be a complete analysis of all of the potential tax effects of the Plan. It is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. No information is provided with respect to persons who are not citizens or residents of the United States, or foreign, state or local tax laws, or estate and gift tax considerations. In addition, the tax consequences to a particular participant may be affected by matters not discussed above. ACCORDINGLY, EACH PARTICIPANT IS URGED TO CONSULT HIS TAX ADVISOR CONCERNING THE TAX CONSEQUENCES TO HIM OF THE PLAN, INCLUDING THE EFFECTS OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS AND OF CHANGES IN THE TAX LAWS.

The Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974 (“ERISA”) and is not qualified under Section 401(a) of the Code.

Non-Qualified Stock Options

Under current federal income tax law, the grant of an NSO has no tax effect on the Company or the participant. If the shares of common stock of the Company received on the exercise of an NSO are not subject to restrictions on transfer or risk of forfeiture, the exercise of the NSO will result in ordinary income to the participant equal to the excess of the fair market value of the shares at the time of exercise over the option price. The participant’s tax basis in the shares will be equal to the option price plus the amount of ordinary income recognized upon the exercise of the option. Upon any subsequent disposition of the shares, any gain or loss recognized by the participant will be treated as capital gain or loss and will be long-term capital gain or loss if the shares are held for more than one year after exercise. At the time of recognition of ordinary income by the participant upon exercise, the Company will normally be allowed to take a deduction for federal income tax purposes in an amount equal to such recognized ordinary income.

If the shares received on the exercise of an NSO are subject to restrictions on transfer or risk of forfeiture (e.g., a vesting condition), different rules will apply, and the tax consequences will depend on whether the participant makes an election under Section 83(b) of the Code within 30 days after exercise of the option. If the participant does not make a Section 83(b) election, the participant will recognize ordinary income when the shares vest in an amount equal to the excess of the fair market value on the date of vesting over the exercise price. In that case, the participant’s basis in the shares will be the fair market value of the shares on the date of vesting, and participant’s holding period will begin on the date of vesting. Upon any later disposition of the shares, any gain or loss that the participant recognizes will be capital gain or loss, and will be long-term capital gain or loss if the participant holds the shares more than one year after vesting. The Company will be allowed a deduction for federal income tax purposes when the shares vest equal to the amount of ordinary income the participant recognizes.

On the other hand, if the participant makes a Section 83(b) election, the participant will recognize ordinary income at the time of exercise equal to the excess of the fair market value on the date of exercise over the exercise price. The Company will be allowed a deduction for federal income tax purposes on the date of exercise equal to the amount of ordinary income he or she recognizes. The participant’s basis in the shares will generally begin on the date of exercise, and the participant’s basis in the shares will generally be the option price increased by the amount of ordinary income the participant recognized at the time of exercise. Upon any later disposition of the shares, any gain or loss that the participant recognizes will be capital gain or loss, and will be long-term capital gain or loss if the participant holds the shares more than one year after exercise. However, if the participant later forfeits the shares, the participant will recognize a capital loss equal to excess (if any) of the option price over any amount the participant receives from the Company on the forfeiture. In other words, if a participant makes the Section 83(b) election and thereby recognizes ordinary income on the date of exercise, the participant will receive no corresponding deduction or loss if the participant later forfeits the shares for the amount of ordinary income the participant recognized.

Incentive Stock Options

The federal income tax consequences associated with ISOs are generally more favorable to the participant and less favorable to the Company than those associated with NSOs. Under current federal income tax law, the grant of an ISO does not result in income to the participant or in a deduction for the Company at the time of the grant. Generally, the exercise of an ISO will not result in income for the participant if the participant does not dispose of the shares within two years after the date of grant or within one year after the date of exercise. If these requirements are met, the basis of the shares of common stock of the Company upon a later disposition will be the option price, any gain on the later disposition will be taxed to the participant as long-term capital gain, and the Company will not be entitled to a deduction. The excess of the market value on the exercise date over the option price is an adjustment to regular taxable income in determining alternative minimum taxable income, which could cause the participant to be subject to the alternative minimum tax, thereby in effect depriving the participant of the tax benefits of ISO treatment. If the participant disposes of the shares before the expiration of either of the holding periods described above (a “Disqualifying Disposition”), the participant will have compensation taxable as ordinary income, and the Company will normally be entitled to a deduction, equal to the lesser of (a) the fair market value of the shares on the exercise date minus the option price, or (b) the amount realized on the disposition minus the option price. If the price realized in any such Disqualifying Disposition of the shares exceeds the fair market value of the shares on the exercise date, the excess will be treated as long-term or short-term capital gain, depending on the participant’s holding period for the shares.

Stock Appreciation Rights

A participant holding a stock appreciation right will recognize ordinary income on the exercise of the stock appreciation right equal to the amount of cash or the fair market value of the shares he receives on the exercise. The Company will receive a tax deduction in the same amount. Upon disposition of the shares acquired, the participant will recognize the appreciation or depreciation on the shares after the date of grant as either short-term or long-term capital gain or loss, depending on how long the shares have been held.

Other Awards

The taxation of an award other than an option or a stock appreciation right depends on whether or not it consists of restricted stock (i.e., stock subject to a vesting restriction based on continued employment or attainment of performance goals). If an other stock unit award or a performance award does not consist of restricted stock, and is not settled in restricted stock, the participant will recognize ordinary income on the receipt of cash or shares equal to the amount of cash, or the excess of the fair market value of the shares over the amount (if any) that the participant pays for the shares. The Company will receive a tax deduction in the same amount. Upon disposition of the shares acquired, the participant will recognize the appreciation or depreciation on the shares after the date of grant as either short-term or long-term capital gain or loss, depending on how long the shares have been held.

In general, no taxable income will be recognized by a participant at the time restricted stock is granted. Generally, on the date the restricted stock becomes vested, the participant will recognize ordinary income in an amount equal to the difference between the fair market value of the shares on the date the shares vest and the purchase price, and the Company will receive a tax deduction for the same amount. Upon disposition of the shares acquired, the participant will recognize the appreciation or depreciation on the shares after the date of vesting as either short-term or long-term capital gain or loss, depending on how long the shares have been held.

Alternatively, a participant may elect to make an election under Section 83(b) of the Code with respect to unvested shares. If a participant makes a Section 83(b) election with the Internal Revenue Service within 30 days from the date of grant, the participant will recognize ordinary income in an amount equal to the difference between the fair market value of the shares on the date of grant and the purchase price, and the Company will receive a tax deduction for the same amount. If the participant makes a timely Section 83(b) election, the participant will not recognize ordinary income when the shares vest. Upon disposition of the shares acquired, the participant will recognize the appreciation or depreciation on the shares after the date of grant as either short-term or long-term capital gain or loss, depending on how long the shares have been held. If the participant forfeits unvested shares, the participant will recognize a capital loss equal to the excess (if any) of the purchase price over any amount the participant receives from the Company on the forfeiture. Generally, if the participant makes a Section 83(b) election, and thereby recognizes ordinary income on the date of grant, the participant will receive no corresponding deduction or loss for the amount of ordinary income the participant recognized if the participant later forfeits any unvested shares.

$1,000,000 Limit on Deductible Compensation

Section 162(m) of the Code provides that any publicly-traded corporation will be denied a deduction for compensation paid to certain executive officers to the extent that the compensation exceeds $1,000,000 per officer per year. However, the deduction limit does not apply to “performance based” compensation, as defined in Section 162(m). Compensation is performance based compensation if (i) the compensation is payable on account of the attainment of one or more performance goals; (ii) the performance goals are established by a compensation committee of the Board of Directors of directors consisting of “outside directors”; (iii) the material terms of the compensation and the performance goals are disclosed to and approved by the stockholders in a separate vote; and (iv) the compensation committee certifies that the performance goals have been satisfied. The Company believes that, if the stockholders approve the Plan, the stock options and stock appreciation rights granted thereunder will satisfy the requirements to be treated as performance based compensation, and accordingly will not be subject to the deduction limit of Section 162(m) of the Code. As discussed above, the Committee may determine that restricted stock, other stock unit awards, and performance awards granted to executive officers whose compensation is subject to the deduction limit of Section 162(m) will also qualify as performance based compensation. Restricted stock whose vesting is based solely on the completion by the recipient of a stated period of service with the Company will not qualify as performance based compensation.

Excess Parachute Payments

Under Section 4999 of the Code, certain officers, stockholders, or highly- compensated individuals (“Disqualified Individuals”) will be subject to an excise tax (in addition to federal income taxes) of 20% of the amount of certain “excess parachute payments” which they receive as a result of a change in control of the Company. Furthermore, Section 280G of the Code prevents the Company from taking a deduction for any “excess parachute payments.” The cash out or acceleration of the vesting of stock options, stock appreciation rights, restricted stock, other stock unit awards or performance awards upon a change of control may cause the holders of such stock options, stock appreciation rights, restricted stock, other stock unit awards and performance awards who are Disqualified Individuals to recognize certain amounts as “excess parachute payments” on which they must pay the 20% excise tax, and for which the Company will be denied a tax deduction.

Special Rules; Withholding of Taxes

Special tax rules may apply to a participant who is subject to Section 16 of the Exchange Act. Other special tax rules will apply if a participant exercises a stock option by delivering shares of Company common stock which he or she already owns, or through a “broker’s exercise.”

The Company may take whatever steps the Committee deems appropriate to comply with any applicable withholding tax obligation in connection with the exercise of an option or stock appreciation right or the grant or vesting of restricted stock, other stock unit awards, or performance awards, including requiring any participant to pay the amount of any applicable withholding tax to the Company in cash. The Committee may, in its discretion, authorize “cashless withholding.”

Other Matters

Management knows of no business which will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the proxyholders to vote the shares represented by the proxies on such matters in accordance with the recommendation of the Board of Directors and authority to do so is included in the proxy.

STOCKHOLDER PROPOSALS

In order to be eligible for inclusion in the Company’s proxy statement and proxy card for the next annual meeting of the Company’s stockholders pursuant to Rule 14a-8 under the Exchange Act, stockholder proposals must be received by the Secretary of the Company at its principal executive offices no later than January 5, 2008 if the next annual meeting were held within 30 days of June 19, 2008. In the event that the Company elects to hold its next annual meeting more than 30 days before or after the anniversary of this Annual Meeting, such stockholder proposals would have to be received by the Company a reasonable time before the Company’s solicitation is made. Further, in order for the stockholder proposals to be eligible to be brought before the Company’s stockholders at the next annual meeting, the stockholder submitting such proposals must also comply with the procedures, including the deadlines, required by the Company’s Amended and Restated Bylaws. Stockholder nominations of directors are not stockholder proposals within the meaning of Rule 14a-8 and are not eligible for inclusion in the Company’s proxy statement. The Company will provide a copy of its Amended and Restated Bylaws to any stockholder of record upon written request.

ANNUAL REPORT ON FORM 10-K

The Company’s Annual Report on Form 10-K, as amended and exclusive of exhibits, including financial statements for fiscal year 2006, was mailed to stockholders with this Proxy Statement and contains financial and other information about the Company.

The information set forth under “Compensation Committee Report” and “Audit Committee Report” and the Company-operated website referenced in this Proxy Statement shall not be deemed filed with the Securities and Exchange Commission or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act and shall not be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

THE COMPANY WILL PROVIDE WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENT SCHEDULES, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR FISCAL YEAR 2006 TO ANY BENEFICIAL OWNER OF THE COMPANY’S COMMON STOCK AS OF THE RECORD DATE UPON WRITTEN REQUEST TO BIG 5 SPORTING GOODS CORPORATION, 2525 EAST EL SEGUNDO BOULEVARD, EL SEGUNDO CALIFORNIA, 90245, ATTENTION: SECRETARY.

APPENDIX A

Big 5 Sporting Goods Corporation
Charter for Audit Committee

(amended and restated February 10, 2004)

ARTICLE I

Formation

The Board of Directors (the “Board”) of Big 5 Sporting Goods Corporation (the “Corporation”) has established the Audit Committee (the “Committee”) pursuant to Section 141(c)(2) of the Delaware General Corporation Law and Article IV, Section 1 of the Corporation’s Bylaws.

ARTICLE II

Purpose

1.  The purpose of the Committee is to oversee the accounting and financial reporting processes of the Corporation and the audits of the Corporation’s financial statements.

2.  Management is responsible for preparing the Corporation’s financial statements and for their accuracy and the Corporation’s independent auditors are responsible for auditing those financial statements. While the Committee has certain authority and oversight responsibilities under this Charter, it is not the responsibility of the Committee to plan or conduct audits. In the absence of their possession of reason to believe that such reliance is unwarranted, the members of the Committee may rely without independent verification on the information provided to them and on the representations made by the Corporation’s management and the Corporation’s independent auditors. Accordingly, the Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Committee’s authority and oversight responsibilities do not assure that the audits of the Corporation’s financial statements have been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Corporation’s independent auditors are in fact “independent.”

ARTICLE III

Composition

The Committee shall consist of at least three directors, each of whom shall meet the independence requirements of the Nasdaq National Market, the Securities and Exchange Commission and any other applicable law (except as may be allowed by those requirements in exceptional circumstances). In addition, no person may be a member of the Audit Committee who has participated in the preparation of the financial statements of the Corporation or any of its current subsidiaries at any time during the past three years. Subject to the foregoing, the exact number of members of the Committee shall be fixed and may be changed from time to time by resolution duly adopted by the Board.

Each member shall be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement. At least one member of the Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background that results in such individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

The members of the Committee shall be appointed by the Board and continue to be members until their successors are elected and qualified as directors and appointed to the Committee or until their earlier resignation or removal. Any member of the Committee may be removed, with or without cause, by the Board at any time.

The Board may appoint one member to serve as Chair of the Committee. The Chair shall set the agenda for the Committee’s meetings, convene and chair the Committee’s regular and special meetings and act as the Committee’s representative to the Board in communicating with the Board and management. If the Board fails to appoint a Chair of the Committee, the members of the Committee shall elect a Chair by majority vote of the full Committee to serve at the pleasure of the majority of the full Committee.

ARTICLE IV

Responsibilities

The principal responsibilities and functions of the Committee are set forth below. The Committee is authorized to carry out these responsibilities and other responsibilities assigned to it by the Board from time to time, and to take any action reasonably related to the mandate of this Charter. Subject to any restrictions set forth in the Corporation’s Certificate of Incorporation and Bylaws and applicable law, the Committee shall have all power and authority necessary or appropriate to carry out its purposes and responsibilities.

The Committee’s role in performing its responsibilities and functions is one of oversight. The Corporation’s management is responsible for preparing the Corporation’s financial statements and the Corporation’s independent auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that financial management, as well as the Corporation’s independent auditors, have more time, knowledge and more detailed information concerning the Corporation than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Corporation’s financial statements or any professional certification as to work of the Corporation’s independent auditors. Further, auditing literature, particularly Statement of Auditing Standards (“SAS”) No. 71, defines the term “review” to include a particular set of required procedures to be undertaken by independent auditors. The members of the Committee are not independent auditors, and the term “review” as applied to the Committee in this Charter is not intended to have that meaning and should not be interpreted to suggest that the Committee members can or should follow the procedures required of auditors performing reviews of financial statements.

A.  Independent Auditors

1.	Be directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged by the Corporation (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation. The independent auditors shall report directly to the Committee.

2.	Pre-approve all audit and permissible non-audit services to be performed for the Corporation by a registered public accounting firm in accordance with the provisions of § 10A(i) of the Securities Exchange Act of 1934, as amended.

3.	Review and discuss with the independent auditors their audit procedures, including the scope, fees and timing of the audit, and the results of the annual audit examination and any accompanying management letters, and any reports of the independent auditors with respect to interim periods.

4.	Discuss with the Corporation’s independent auditors the matters required to be discussed by SAS No. 61 (Codification of Statements on Auditing Standards, AU § 380), as may be modified or supplemented.

5.	At least annually, discuss with the independent auditors their independence and receive each of the following in writing:

(a)	Disclosure of all relationships between the auditors and their related entities and the Corporation and its related entities or services provided by the auditors and their related entities to the

Corporation and its related entities that in the auditors’ professional judgment may reasonably be thought to bear on independence, consistent with Independence Standards Board Standard No. 1, as may be modified or supplemented, or impact the objectivity of the independent auditors; and

(b)	Confirmation that, in the auditors’ professional judgment, the independent auditors are independent of the Corporation within the meaning of the federal securities laws.

6.	Review and concur with the Corporation’s hiring as an employee or engaging as a contractor or consultant of any employees of the Corporation’s independent auditors who were engaged on the account of the Corporation or any of its subsidiaries in the most recent twelve months.

7.	At least annually, evaluate the independent auditors’ qualifications, performance and independence, including a review and evaluation of the lead partner of the independent auditors, and present its conclusions to the Board. In making its evaluation, the Committee should take into account the opinions of management and should consider whether, in order to assure continuing auditor independence, there should be regular rotation of the audit firm itself.

8.	Prepare an audit committee report for inclusion in the Corporation’s annual proxy statement in accordance with the rules promulgated by the SEC.

B. Financial Statements

1.	Review and discuss with the Corporation’s independent auditors and management the Corporation’s audited financial statements and quarterly financial statements, including the Corporation’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Corporation’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

2.	Review and discuss with management and the independent auditors any transactions or courses of dealing with parties related to the Corporation which transactions are significant in size or involve terms or other aspects that differ from those that would likely be negotiated with independent parties, and which arrangements or transactions are relevant to an understanding of the Corporation’s financial statements.

3.	Review and discuss with management and the independent auditors the accounting policies that may be viewed as critical, any significant changes in the Corporation’s accounting policies and any accounting or financial reporting proposals that may have a significant impact on the Corporation’s financial reports. Inquire about the Corporation’s independent auditors’ views about management’s choices among alternative accounting principles and the quality of the Corporation’s accounting principles as applied in its financial reporting.

4.	Review and discuss with management and the independent auditors any material off-balance sheet transactions, arrangements, obligations (including contingent obligations) and other relationships of the Corporation with entities of which the Committee is made aware whose accounts are not consolidated in the financial statements of the Corporation and that may have a material current or future effect on the Corporation’s financial condition, results of operations, liquidity, capital expenditures, capital resources or significant components of revenues or expenses.

5.	Review and recommend action with respect to the results of each independent audit of the Corporation’s financial statements, including problems encountered in connection with such audit and recommendations of the independent auditors arising as a result of such audit.

6.	Based on (a) its review and discussions with management of the Corporation’s audited financial statements, (b) its discussion with the independent auditors of the matters to be communicated pursuant to SAS 61 and (c) the written disclosures from the Corporation’s independent auditors regarding independence, recommend to the Board whether the Corporation’s audited financial statements should be included in the Corporation’s Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

C. Internal Accounting

1.	Review with the Corporation’s independent auditors and financial management (a) the adequacy and effectiveness of the Corporation’s system of disclosure controls and procedures and internal controls over financial reporting; (b) all significant deficiencies in the design or operation of the Corporation’s internal controls over financial reporting that could adversely affect the Corporation’s ability to record, process, summarize and report financial data; (c) any fraud, whether or not material, that involves management or other employees who have a significant role in the Corporation’s internal controls over financial reporting; (d) the adequacy and effectiveness of those portions of the Corporation’s code of business conduct and ethics that relate to the integrity of the Corporation’s financial reporting; and (e) the related findings and recommendations of the Corporation’s independent auditors together with management’s responses.

D. Management and Employee Conduct Policies

1.	Review from time to time and make recommendations with respect to the Corporation’s policies relating to management conduct and oversee procedures and practices to ensure compliance therewith. Such policies shall include, without limitation, those relating to (a) transactions between the Corporation and members of its management, (b) political contributions and other sensitive payments, (c) compliance with the Foreign Corrupt Practices Act and (d) corporate or competitive opportunities offered to or enjoyed by members of such management.

2.	Make interpretations from time to time as to the scope and application of the Corporation’s management conduct policies.

3.	Review periodically with senior management the provisions of the Corporation’s code of business conduct and ethics (including the Corporation’s policies and procedures with regard to trading by Corporation personnel in securities of the Corporation and use in trading of proprietary or confidential information) bearing on the integrity of financial reporting including any waivers provided under such code since the last review.

4.	Review on an ongoing basis and approve or disapprove all related party transactions that are required to be disclosed by Item 404 of Regulation S-K promulgated by the SEC.

5.	Establish procedures for (a) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

E. Annual Self-Evaluation

1.	At least annually, conduct a self-evaluation of the performance of the Committee, including its overall effectiveness and compliance with this Charter.

2.	At least annually, review this Charter and reassess its adequacy.

The foregoing functions and responsibilities are set forth with the understanding that the Committee may, to the extent permitted by applicable laws or regulations, diverge therefrom as appropriate given the circumstances.

In discharging its role, the Committee encourages free and open communication among the Committee, the Corporation’s independent auditors and management. The Committee shall have the resources and authority necessary to discharge its duties and responsibilities, including the resources and authority to retain outside separate counsel or other experts or consultants, as it deems appropriate. The Committee is empowered to investigate any matter brought to its attention that is within the scope of or otherwise relevant to its responsibilities, with all requisite access to all books, records, facilities and personnel of the Corporation and with access to the Corporation’s outside legal counsel and other advisors.

ARTICLE V

Procedures

The Committee shall meet at least once each fiscal quarter. Additional meetings shall occur as the Committee or its Chair deems advisable.

The Committee shall keep regular minutes of its meetings, and shall report its actions to the next meeting of the Board. Meetings and actions of the Committee shall be governed by, and held and taken in accordance with, the provisions of the Corporation’s Bylaws, with such changes in the context of those Bylaws as are necessary to substitute the Committee, the Chair of the Committee and its members for the Board, the Chairman of the Board and its members. Regular meetings of the Committee may be held at such time and such place as the Committee determines from time to time. In the absence of the Chair, a member designated by the Chair or designated by a majority of the members in attendance shall preside at a meeting.

The Committee may, to the extent permitted by applicable laws and regulations, form and delegate any of its responsibilities to, a subcommittee so long as such subcommittee consists of at least two members of the Committee. The requirements for action by a subcommittee shall, except as otherwise provided by act of the Committee, be the same as applicable to the Committee.

All non-management directors who are not members of the Committee may attend and observe meetings of the Committee, but shall not participate in any discussion or deliberation unless invited to do so by the Committee, and in any event shall not be entitled to vote. To perform its oversight functions effectively, the Committee should meet separately, periodically, with management, with the internal auditors (or other personnel responsible for the internal audit function) and with the independent auditors. The Committee may, at its discretion and at the invitation of the Chair, include in its meetings members of the Corporation’s management, representatives of the Corporation’s outside advisors, any other personnel employed or retained by the Corporation or any other persons whose presence the Committee believes to be necessary or appropriate. Notwithstanding the foregoing, the Committee may also exclude from its meetings any persons it deems appropriate, including, but not limited to, any non-management director who is not a member of the Committee.

Appendix B

BIG 5 SPORTING GOODS CORPORATION
2007 EQUITY AND PERFORMANCE INCENTIVE PLAN

BIG 5 SPORTING GOODS CORPORATION, a corporation existing under the laws of the State of Delaware (the “Company”), hereby establishes and adopts the following 2007 Equity and Performance Incentive Plan (the “Plan”). Certain capitalized terms used in the Plan are defined in Article 2.

RECITALS

WHEREAS, the Company desires to encourage high levels of performance by those individuals who are key to the success of the Company, to attract new individuals who are highly motivated and who are expected to contribute to the success of the Company and to encourage such individuals to remain as directors, employees, consultants and/or advisors of the Company and its Affiliates by increasing their proprietary interest in the Company’s growth and success; and

WHEREAS, to attain these ends, the Company has formulated the Plan embodied herein to authorize the granting of Awards to Participants whose judgment, initiative and efforts are or have been or are expected to be responsible for the success of the Company.

NOW, THEREFORE, the Company hereby constitutes, establishes and adopts the following Plan and agrees to the following provisions:

ARTICLE I

PURPOSE OF THE PLAN

1.1  Purpose.  The purpose of the Plan is to assist the Company and its Affiliates in attracting and retaining selected individuals to serve as directors, employees, consultants and/or advisors of the Company who are expected to contribute to the Company’s success and to achieve long-term objectives which will inure to the benefit of all stockholders of the Company through the additional incentives inherent in the Awards hereunder.

ARTICLE II

DEFINITIONS

2.1  “Affiliate” shall mean (i) any person or entity that directly, or through one or more intermediaries, controls, or is controlled by, or is under common control with, the Company (including any Parent or Subsidiary) or (ii) any entity in which the Company has a significant equity interest, as determined by the Committee.

2.2  “Applicable Laws” means the legal requirements relating to the administration of and issuance of securities under stock incentive plans, including, without limitation, the requirements of state corporations law, federal and state securities law, federal and state tax law, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted. For all purposes of this Plan, references to statutes and regulations shall be deemed to include any successor statutes and regulations, to the extent reasonably appropriate as determined by the Committee.

2.3  “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock Award, Performance Award, Dividend Equivalent, Other Stock Unit Award or any other right, interest or option relating to Shares or other property (including cash) granted pursuant to the provisions of the Plan.

2.4  “Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing any Award granted by the Committee hereunder.

2.5  “Board” shall mean the board of directors of the Company.

2.6  “Cause” shall have the meaning set forth in a Participant’s employment or consulting agreement with the Company (if any), or if not defined therein, shall mean (i) acts or omissions by the Participant which constitute intentional material misconduct or a knowing violation of a material policy of the Company or any of its subsidiaries, (ii) the Participant personally receiving a benefit in money, property or services from the Company or any of its subsidiaries or from another person dealing with the Company or any of its subsidiaries, in material violation of applicable law or Company policy, (iii) an act of fraud, conversion, misappropriation, or embezzlement by the Participant or his conviction of, or entering a guilty plea or plea of no contest with respect to, a felony, or the equivalent thereof (other than DUI), or (iv) any deliberate and material misuse or improper disclosure of confidential or proprietary information of the Company.

2.7  “Change of Control” shall mean the occurrence of any of the following events:

(i) The direct or indirect acquisition by an unrelated “Person” or “Group” of “Beneficial Ownership” (as such terms are defined below) of more than 50% of the voting power of the Company’s issued and outstanding voting securities in a single transaction or a series of related transactions;

(ii) The direct or indirect sale or transfer by the Company of substantially all of its assets to one or more unrelated Persons or Groups in a single transaction or a series of related transactions;

(iii) The merger, consolidation or reorganization of the Company with or into another corporation or other entity in which the Beneficial Owners of more than 50% of the voting power of the Company’s issued and outstanding voting securities immediately before such merger or consolidation do not own more than 50% of the voting power of the issued and outstanding voting securities of the surviving corporation or other entity immediately after such merger, consolidation or reorganization; or

(iv) During any consecutive two-year period, individuals who at the beginning of such period constituted the Board of the Company (together with any new Directors whose election to such Board or whose nomination for election by the stockholders of the Company was approved by a vote of a majority of the Directors of the Company then still in office who were either Directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of the Company then in office.

None of the foregoing events, however, shall constitute a Change of Control if such event is not a “Change in Control Event” under Treasury Regulations Section 1.409A-3(i)(5). For purposes of determining whether a Change of Control has occurred, the following Persons and Groups shall not be deemed to be “unrelated”: (A) such Person or Group directly or indirectly has Beneficial Ownership of more than 50% of the issued and outstanding voting power of the Company’s voting securities immediately before the transaction in question, (B) the Company has Beneficial Ownership of more than 50% of the voting power of the issued and outstanding voting securities of such Person or Group, or (C) more than 50% of the voting power of the issued and outstanding voting securities of such Person or Group are owned, directly or indirectly, by Beneficial Owners of more than 50% of the issued and outstanding voting power of the Company’s voting securities immediately before the transaction in question. The terms “Person,” “Group,” “Beneficial Owner,” and “Beneficial Ownership” shall have the meanings used in the Exchange Act.

2.8  “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

2.9  “Committee” shall mean the Committee constituted under Section 4.2 to administer this Plan.

2.10  “Company” has the meaning set forth in introductory paragraph of the Plan.

2.11  “Consultant” means any person, including an advisor, who (i) is a natural person, (ii) provides bona fide services to the Company or a Parent or Subsidiary, and (iii) provides services that are not in connection with the offer or sale of securities in a capital-raising transaction, and that do not directly or indirectly promote or maintain a market for the securities of the Company; provided that the term ’Consultant’ does not include (i) Employees or (ii) Directors who are paid only a director’s fee by the Company or who are not compensated by the Company for their services as Directors.

2.12  “Continuous Status as an Employee, Director or Consultant” means that the employment, director or consulting relationship is not interrupted or terminated by the Company, any Parent or Subsidiary, or by the Employee, Director or Consultant. Continuous Status as an Employee, Director or Consultant will not be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave, provided, that for purposes of Incentive Stock Options, any such leave may not exceed 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract (including certain Company policies) or statute; (ii) transfers between locations of the Company or between the Company, its Parent, its Subsidiaries or its successor; or (iii) in the case of an Award other than an Incentive Stock Option, the ceasing of a person to be an Employee while such person remains a Director or Consultant, the ceasing of a person to be a Director while such person remains an Employee or Consultant or the ceasing of a person to be a Consultant while such person remains an Employee or Director.

2.13  “Covered Employee” shall mean a “covered employee” within the meaning of Section 162(m)(3) of the Code, or any successor provision thereto.

2.14  “Director” shall mean a non-employee member of the Board or a non-employee member of the board of directors of a Parent or Subsidiary.

2.15  “Disability” shall mean total and permanent disability as defined in Section 22(e)(3) of the Code.

2.16  “Dividend Equivalents” shall have the meaning set forth in Section 12.5.

2.17  “Employee” shall mean any employee of the Company or any Parent or Subsidiary.

2.18  “Exchange Act” shall mean the Securities Exchange Act of 1934 and the rules promulgated thereunder, as amended.

2.19  “Fair Market Value” shall mean, with respect to any property other than Shares, the market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. The Fair Market Value of Shares as of any date shall be determined as follows:

(i) If the Shares are listed on any established stock exchange or a national market system, including without limitation, the National Market System of NASDAQ, the Fair Market Value of a Share will be (i) the closing sales price for such Shares (or the closing bid, if no sales are reported) as quoted on that system or exchange (or the system or exchange with the greatest volume of trading in Shares) on the last market trading day prior to the day of determination or (ii) any sales price for such Shares (or the closing bid, if no sales are reported) as quoted on that system or exchange (or the system or exchange with the greatest volume of trading in Shares) on the day of determination, as the Committee may select, in each case as reported in the Wall Street Journal or any other source the Committee considers reliable.

(ii) If the Shares are quoted on the NASDAQ System (but not on the NASDAQ National Market System) or are regularly quoted by recognized securities dealers but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Shares on (i) the last market trading day prior to the day of determination or (ii) the day of determination, as the Committee may select, in each case as reported in the Wall Street Journal or any other source the Committee considers reliable.

(iii) If the Shares are not traded as set forth above, the Fair Market Value will be determined in good faith by the Committee with reference to the earnings history, book value and prospects of the Company in light of market conditions generally, and any other factors the Committee considers appropriate, such determination by the Committee to be final, conclusive and binding.

2.20  “Family Member” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Participant’s household (other than a tenant or employee), a trust in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than 50 percent of the voting interests.

2.21  “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

2.22  “Limitations” shall have the meaning set forth in Section 3.2.

2.23  “Option” shall mean any right granted to a Participant under the Plan allowing such Participant to purchase Shares at such price or prices and during such period or periods as the Committee shall determine.

2.24  “Other Stock Unit Award” shall have the meaning set forth in Section 8.1.

2.25  “Parent” means a “parent corporation” with respect to the Company, whether now or later existing, as defined in Section 424(e) of the Code.

2.26 “Participant” shall mean an Employee, Director or Consultant who is selected by the Committee to receive an Award under the Plan.

2.27 “Payee” shall have the meaning set forth in Section 13.1.

2.28 “Performance Award” shall mean any Award of Performance Shares or Performance Units granted pursuant to Article 9.

2.29 “Performance Period” shall mean that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured.

2.30 “Performance Share” shall mean any grant pursuant to Article 9 of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

2.31 “Performance Unit” shall mean any grant pursuant to Article 9 of a unit valued by reference to a designated amount of property (including cash) other than Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

2.32 “Prior Plans” shall mean, collectively, the Company’s 1997 Management Equity Plan and 2002 Stock Incentive Plan, as amended.

2.33 “Restricted Stock” shall mean any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such other restrictions as the Committee, in its sole discretion, may impose (including any restriction on the right to vote such Share and the right to receive any dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

2.34 “Restricted Period” shall have the meaning set forth in Section 7.1.

2.35 “Restricted Stock Award” shall have the meaning set forth in Section 7.1.

2.36 “Shares” shall mean the shares of common stock of the Company, par value $0.10 per share.

2.37 “Stock Appreciation Right” shall mean the right granted to a Participant pursuant to Article 6.

2.38 “Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

2.39 “Substitute Awards” shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, by a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.

ARTICLE III

SHARES SUBJECT TO THE PLAN

3.1  Number of Shares.

(a) Subject to adjustment as provided in Section 12.2, a total of 2,399,250 Shares shall be authorized for grant under the Plan, plus any Shares subject to awards granted under the Prior Plans, which such awards are forfeited, expire or otherwise terminate without issuance of Shares, or are settled for cash or otherwise do not result in the issuance of Shares, on or after the effective date of this Plan. Any Shares that are subject to Awards of Options or Stock Appreciation Rights shall be counted against this limit as one Share for every one Share granted, regardless of the number of shares actually delivered pursuant to such Awards. Any Shares that are subject to Awards other than Options or Stock Appreciation Rights (including, but not limited to, Shares delivered in satisfaction of Dividend Equivalents) shall be counted against this limit as 2.5 Shares for every one Share granted.

(b) If any Shares subject to an Award or to an award under the Prior Plans are forfeited, expire or otherwise terminate without issuance of such Shares, or any Award or award under the Prior Plans is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award, the Shares shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, again be available for Awards under the Plan, subject to Section 3.1(e) below.

(c) In the event that (i) any Option or other Award granted under this Plan or any option or award granted under the Prior Plans is exercised through the tendering of Shares (either actually, by attestation, or by the giving of instructions to a broker to remit to the Company that portion of the sales price required to pay the exercise price) or by the withholding of Shares by the Company, or (ii) withholding tax liabilities arising from such Options or Awards under this Plan or options or awards under a Prior Plan are satisfied by the tendering of Shares (either actually, by attestation, or by the giving of instructions to a broker to remit to the Company that portion of the sales price required to pay the exercise price) or by the withholding of Shares by the Company, then the Shares so tendered or withheld shall not again be available for Awards under the Plan.

(d) Substitute Awards shall not reduce the Shares authorized for issuance under the Plan or authorized for grant to a Participant in any calendar year. Additionally, in the event that a company acquired by the Company or any Subsidiary, or with which the Company or any Subsidiary combines, has shares available under a pre-existing plan approved by shareholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for issuance under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were employees, directors or consultants of such acquired or combined company before such acquisition or combination.

(e) Any Shares that again become available for grant pursuant to this Article 3 shall be added back as one Share if such Shares were subject to Options or Stock Appreciation Rights granted under the Plan or options or stock appreciation rights granted under the Prior Plans, and as 2.5 Shares if such Shares were subject to Awards other than Options or Stock Appreciation Rights granted under the Plan.

3.2  Limitations on Grants to Individual Participant.  Subject to adjustment as provided in Section 12.2, no Participant may be granted (i) Options or Stock Appreciation Rights during any fiscal year of the Company with respect to more than 500,000 Shares, or (ii) Restricted Stock, Performance Awards and/or Other Stock Unit Awards that are denominated in Shares in any fiscal year of the Company with respect to more than 250,000 Shares (the “Limitations”). In addition to the foregoing, the maximum dollar value payable to any Participant in any fiscal year of the Company with respect to Performance Awards and/or Other Stock Unit Awards that are valued with reference to cash or property other than Shares is $2,000,000. If an Award is cancelled, the cancelled Award shall continue to be counted toward the applicable Limitations.

3.3  Character of Shares.  Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares purchased in the open market or otherwise.

ARTICLE IV

ELIGIBILITY AND ADMINISTRATION

4.1  Eligibility.  Any Employee, Director or Consultant shall be eligible to be selected as a Participant. Only Employees may receive awards of Incentive Stock Options.

4.2  Administration.

(a) The Plan shall be administered by the Committee, constituted as follows:

(i) The Committee will consist of the Board, or a committee designated by the Board, which Committee will be constituted to satisfy Applicable Laws. Once appointed, a Committee will serve in its designated capacity until otherwise directed by the Board. The Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan. Notwithstanding the foregoing, unless the Board expressly resolves to the contrary, while the Company is registered pursuant to Section 12 of the Exchange Act, the Plan will be administered only by the Compensation Committee of the Board (or such other committee designated by the Compensation Committee of the Board), consisting of no fewer than two Directors, each of whom is (A) a “non-employee director” within the meaning of Rule 16b-3 (or any successor rule) of the Exchange Act, (B) an “outside director” within the meaning of Section 162(m)(4)(C)(i) of the Code, and (C) an “independent director” for purpose of the rules and regulations of the NASDAQ National Market System or other exchange or quotation system on which the Shares are principally traded; provided, however, (X) so long as the Committee has at least two directors that meet the above requirements, the Committee may contain one additional director who is not a “non-employee director”, “outside director” or “independent director”, but only if such director abstains from voting on all grants or awards to Covered Employees and to those Participants who have been designated by the Board of Directors as being “officers” for purposes of Section 16 of the Exchange Act and the rules promulgated thereunder and (Y) the failure of the Committee to be composed solely of individuals who are “non-employee directors,” “outside directors,” and “independent directors”, whether pursuant to clause (X) above or otherwise, shall not render ineffective or void any awards or grants made by, or other actions taken by, such Committee.

(ii) The Plan may be administered by different bodies with respect to Directors, officers who are not Directors, and Employees and Consultants who are neither Directors nor officers, and Covered Employees.

(b) The Committee shall have full discretion, power and authority, subject to the provisions of the Plan and subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board, to: (i) select the Employees, Consultants and Directors to whom Awards may from time to time be granted hereunder; (ii) determine the type or types of Awards, not inconsistent with the provisions of the Plan, to be granted to each Participant hereunder; (iii) determine the number of Shares to be covered by each Award granted hereunder; (iv) determine the terms and conditions, not inconsistent with the provisions of the Plan, of any Award granted hereunder and the form and content of any Award Agreement; (v) determine whether, to what extent and under what circumstances Awards may be settled in cash, Shares or other property, subject to the provisions of the Plan; (vi) determine whether, to what extent and under what circumstances any Award shall be modified, amended, canceled or suspended; (vii) interpret and administer the Plan and any instrument or agreement entered into under or in connection with the Plan, including any Award Agreement; (viii) correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent that the Committee shall deem desirable to carry it into effect; (ix) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (x) determine whether any Award will have Dividend Equivalents; (xi) determine whether, to what extent, and under what circumstances cash, Shares, or other property payable with respect to an Award shall be deferred either automatically or at the election of the Participant;

provided that the Committee shall take no action that would subject the Participant to a penalty tax under Section 409A of the Code; and (xii) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan.

(c) Decisions of the Committee shall be final, conclusive and binding on all persons or entities, including the Company, any Participant, any stockholder and any Employee or any Affiliate. A majority of the members of the Committee may determine its actions and fix the time and place of its meetings.

(d) The Committee may delegate to a committee of one or more Directors of the Company or, to the extent permitted by Applicable Law, to one or more officers or a committee of officers, the authority to grant Awards to Employees and officers of the Company who are not Directors, Covered Employees, or “officers,” as such term is defined by Rule 16a-1(f) of the Exchange Act, and to cancel or suspend Awards to Employees and officers of the Company who are not Directors, Covered Employees, or “officers,” as such term is defined by Rule 16a-1(f) of the Exchange Act.

ARTICLE V

OPTIONS

5.1  Grant of Options.  Options may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan. Any Option shall be subject to the terms and conditions of this Article 5 and to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable.

5.2  Award Agreements.  All Options granted pursuant to this Article 5 shall be evidenced by a written Award Agreement in such form and containing such terms and conditions as the Committee shall determine which are not inconsistent with the provisions of the Plan. Granting of an Option pursuant to the Plan shall impose no obligation on the recipient to exercise such Option. Any individual who is granted an Option pursuant to this Article 5 may hold more than one Option granted pursuant to the Plan at the same time.

5.3  Option Price.  Other than in connection with Substitute Awards, the option price per each Share purchasable under any Option granted pursuant to this Article 5 shall not be less than 100% of the Fair Market Value of such Share on the date of grant of such Option. Other than pursuant to Section 12.2, the Committee shall not be permitted to (a) lower the option price per Share of an Option after it is granted, (b) cancel an Option when the option price per Share exceeds the Fair Market Value of the underlying Shares in exchange for cash or for another Award (other than in connection with Substitute Awards), and (c) take any other action with respect to an Option that may be treated as a repricing under the rules and regulations of the NASDAQ National Market System or other exchange or quotation system on which the Shares are principally traded.

5.4  Option Period.  The term of each Option shall be fixed by the Committee in its sole discretion; provided that no Option shall be exercisable after the expiration of ten years from the date the Option is granted.

5.5  Exercise of Options.  Vested Options granted under the Plan shall be exercised by the Participant or by a Permitted Assignee thereof (or by the Participant’s executors, administrators, guardian, beneficiary, or legal representative, or Family Members, as may be provided in an Award Agreement) as to all or part of the Shares covered thereby, by the giving of written notice of exercise to the Company or its designated agent, specifying the number of Shares to be purchased, accompanied by payment of the full purchase price for the Shares being purchased. Unless otherwise provided in an Award Agreement, full payment of such purchase price shall be made at the time of exercise and shall be made (a) in cash or by certified check or bank check or wire transfer of immediately available funds, (b) with the consent of the Committee, by tendering previously acquired Shares (either actually or by attestation, valued at their then Fair Market Value) that have been owned for a period of at least six months (or such other period to avoid accounting charges against the Company’s earnings), (c) with the consent of the Committee, by delivery of other consideration (including, where permitted by law and the Committee, other Awards) having a Fair Market Value on the exercise date equal to the total purchase price, (d) with the consent of the Committee, by withholding Shares otherwise issuable in connection with the exercise of the Option, (e) with the consent of the Committee, by delivery of a properly executed exercise notice together with any other documentation as the Committee and the Participant’s broker, if applicable, require to effect an exercise of the Option and delivery to the Company of the sale or other proceeds (as permitted by Applicable Law) required to pay the exercise price, , (f) through any other method specified in an Award Agreement, or (g) any combination of any of the foregoing. In connection with a tender of previously acquired Shares pursuant to clause (b) above, the Committee, in its sole discretion, may permit the Participant to constructively exchange Shares already owned by the Participant in lieu of actually tendering such Shares to the Company, provided that adequate documentation concerning the ownership of the Shares to be constructively tendered is furnished in form satisfactory to the Committee. The notice of exercise, accompanied by such payment, shall be delivered to the Company at its principal business office or such other office as the Committee may from time to time direct, and shall be in such form, containing such further provisions consistent with the provisions of the Plan, as the Committee may from time to time prescribe. In no event may any Option granted hereunder be exercised for a fraction of a Share. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date of such issuance.

5.6  Form of Settlement.  In its sole discretion, the Committee may provide, at the time of grant, that the Shares to be issued upon an Option’s exercise shall be in the form of Restricted Stock or other similar securities, or may reserve the right so to provide after the time of grant.

5.7  Incentive Stock Options.  With respect to the Options that may be granted by the Committee under the Plan, the Committee may grant Options intended to qualify as Incentive Stock Options to any Employee of the Company or any Parent or Subsidiary, subject to the requirements of Section 422 of the Code. The Award Agreement of an Option intended to qualify as an Incentive Stock Option shall designate the Option as an Incentive Stock Option. Notwithstanding anything in Section 3.1 to the contrary and solely for the purposes of determining whether Shares are available for the grant of Incentive Stock Options under the Plan, the maximum aggregate number of Shares with respect to which Incentive Stock Options may be granted under the Plan shall be 2,399,250 Shares. Notwithstanding the provisions of Section 5.3, in the case of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent of the voting power of all classes of capital stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than 110% of the Fair Market Value per Share on the date of grant. Notwithstanding the provisions of Section 5.4, in the case of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent of the voting power of all classes of capital stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five years from the date of grant or any shorter term specified in the Award Agreement. Notwithstanding the foregoing, if the Shares subject to an Employee’s Incentive Stock Options (granted under all plans of the Company or any Parent or Subsidiary), which become exercisable for the first time during any calendar year, have a Fair Market Value in excess of $100,000, the Options accounting for this excess will be not be treated as Incentive Stock Options. For purposes of the preceding sentence, Incentive Stock Options will be taken into account in the order in which they were granted, and the Fair Market Value of the Shares will be determined as of the time of grant.

5.8  Termination of Employment or Consulting Relationship or Directorship.  If a Participant holds exercisable Options on the date his or her Continuous Status as an Employee, Director or Consultant terminates (other than because of termination due to Cause, but including death or Disability), the Participant may exercise the Options that were vested and exercisable as of the date of termination until the end of the original term or for the period set forth in the Award Agreement or determined by the Committee, whichever is earlier. If the Participant is not entitled to exercise his or her entire Option at the date of such termination, the Shares covered by the unexercisable portion of the Option will revert to the Plan, unless otherwise set forth in the Award Agreement or determined by the Committee. The Committee may determine in its sole discretion that such unexercisable portion of the Option will become exercisable at such times and on such terms as the Committee may determine in its sole discretion. If the Participant does not exercise an Option within the time specified after termination, that Option will expire, and the Shares covered by it will revert to the Plan, except as otherwise determined by the Committee.

ARTICLE VI

STOCK APPRECIATION RIGHTS

6.1  Grant and Exercise.  The Committee may provide Stock Appreciation Rights either alone or in addition to other Awards upon such terms and conditions as the Committee may establish in its sole discretion.

6.2  Terms and Conditions.  Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

(a) Upon the exercise of a Stock Appreciation Right, the holder shall have the right to receive the excess of (i) the Fair Market Value of one Share on the date of exercise or such other amount as the Committee shall so determine at any time during a specified period before the date of exercise over (ii) the grant price of the right on the date of grant, which, except in the case of Substitute Awards or in connection with an adjustment provided in Section 12.2, shall not be less than the Fair Market Value of one Share on such date of grant of the right.

(b) Upon the exercise of a Stock Appreciation Right, payment shall be made in whole Shares or cash as determined by the Committee.

(c) The provisions of Stock Appreciation Rights need not be the same with respect to each recipient.

(d) The Committee may impose such other conditions or restrictions on the terms of exercise and the exercise price of any Stock Appreciation Right, as it shall deem appropriate. In connection with the foregoing, the Committee shall consider the applicability and effect of Section 162(m) of the Code. Notwithstanding the foregoing provisions of this Section 6.2, but subject to Section 12.2, a Stock Appreciation Right shall not have (i) an exercise price less than Fair Market Value on the date of grant, or (ii) a term of greater than ten years. In addition to the foregoing, but subject to Section 12.2, the base amount of any Stock Appreciation Right shall not be reduced after the date of grant.

6.3  Termination of Employment or Consulting Relationship or Directorship.  If a Participant holds exercisable Stock Appreciation Rights on the date his or her Continuous Status as an Employee, Director or Consultant terminates (other than because of termination due to Cause, but including death or Disability), the Participant may exercise the Stock Appreciation Rights that were vested and exercisable as of the date of termination until the end of the original term or for the period set forth in the Award Agreement or determined by the Committee, whichever is earlier. If the Participant is not entitled to exercise his or her entire Stock Appreciation Right at the date of such termination, the Shares covered by the unexercisable portion of the Stock Appreciation Right will revert to the Plan, unless otherwise set forth in the Award Agreement or determined by the Committee. The Committee may determine in its sole discretion that such unexercisable portion of the Stock Appreciation Right will become exercisable at such times and on such terms as the Committee may determine in its sole discretion. If the Participant does not exercise a Stock Appreciation Right within the time specified after termination, that Stock Appreciation Right will expire, and the Shares covered by it will revert to the Plan, except as otherwise determined by the Committee.

ARTICLE VII

RESTRICTED STOCK AWARDS

7.1  Grants.  Awards of Restricted Stock may be issued hereunder to Participants either alone or in addition to other Awards granted under the Plan (a “Restricted Stock Award”). A Restricted Stock Award shall be subject to restrictions imposed by the Committee covering a period of time specified by the Committee (the “Restricted Period”); provided, however, that, in the case of Restricted Stock as to which restrictions lapse based solely on the recipient’s Continuous Status as an Employee, Director, or Consultant, the Restricted Period over which the restrictions may fully lapse shall not be less than three years, but the restrictions may lapse ratably over such Restricted Period. The provisions of Restricted Stock Awards need not be the same with respect to each recipient. The Committee has absolute discretion to determine whether any consideration (other than services) is to be received by the Company or any Affiliate as a condition precedent to the issuance of Restricted Stock.

7.2  Award Agreements.  The terms of any Restricted Stock Award granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan.

7.3  Rights of Holders of Restricted Stock.  Except as otherwise provided in the Award Agreement, beginning on the date of grant of the Restricted Stock Award and subject to execution of the Award Agreement, the Participant shall become a shareholder of the Company with respect to all Shares subject to the Award Agreement and shall have all of the rights of a shareholder, including the right to vote such Shares and the right to receive distributions made with respect to such Shares; provided, however that the Award Agreement may provide that any Shares or any other property (including cash) distributed as a dividend or otherwise with respect to any Restricted Shares as to which the restrictions have not yet lapsed shall be subject to the same restrictions as such Restricted Shares.

ARTICLE VIII

OTHER STOCK UNIT AWARDS

8.1  Other Stock Unit Awards.  Other Awards of Shares and other Awards that are valued in whole or in part by reference to, or are otherwise based on, Shares or other property (“Other Stock Unit Awards”) may be granted hereunder to Participants, either alone or in addition to other Awards granted under the Plan, and such Other Stock Unit Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan. Other Stock Unit Awards shall be paid in Shares or cash. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Employees, Consultants and Directors to whom and the time or times at which such Other Stock Unit Awards shall be made, the number of Shares to be granted pursuant to such Awards, and all other conditions of the Awards; provided, however, that if the vesting of an Other Stock Unit Award is based solely on the recipient’s Continuous Status as an Employee, Director or Consultant, the period over which such Other Stock Unit Award fully vests shall not be less than three years, but vesting may occur ratably over such vesting period. The provisions of Other Stock Unit Awards need not be the same with respect to each recipient.

8.2  Terms and Conditions.  Shares (including securities convertible into Shares) subject to Awards granted under this Article 8 may be issued for no consideration or for such minimum consideration as may be required by Applicable Law. Shares (including securities convertible into Shares) purchased pursuant to a purchase right awarded under this Article 8 shall be purchased for such consideration as the Committee shall determine in its sole discretion.

ARTICLE IX

PERFORMANCE AWARDS

9.1  Terms of Performance Awards.  Performance Awards may be issued hereunder to Participants, for no consideration or for such minimum consideration as may be required by Applicable Law, either alone or in addition to other Awards granted under the Plan. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award; provided, however, that a Performance Period shall not be shorter than one year nor longer than five years. Except as provided in Article 11 or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period. Performance Awards may be paid in cash, Shares, other property, or any combination thereof, in the sole discretion of the Committee at the time of payment. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and may be based upon the criteria set forth in Section 10.2. The amount of the Award to be distributed shall be conclusively determined by the Committee. The terms of a Performance Award may provide that it will be paid in a lump sum or in installments following the close of the Performance Period.

ARTICLE X

CODE SECTION 162(m) PROVISIONS

10.1  Covered Employees.  Notwithstanding any other provision of the Plan, if the Committee determines at the time Restricted Stock, a Performance Award or an Other Stock Unit Award is granted to a Participant who is, or is likely to be, as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, and that the deduction limit of Section 162(m) of the Code might apply to such Award, then the Committee may provide that this Article 10 is applicable to such Award.

10.2  Performance Criteria.  If Restricted Stock, a Performance Award or an Other Stock Unit Award is subject to this Article 10, then the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Committee, which shall be based on the attainment of specified levels, or growth, of one or any combination of the following factors, or an objective formula that is determined at the time of the Award that is based on modified or unmodified calculations of one or any combination of the following factors: net sales; pretax income before or after allocation of corporate overhead and bonus; earnings per share; net income; division, group or corporate financial goals; return on stockholders’ equity; return on assets; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of the Shares or any other publicly-traded securities of the Company; market share; gross profits; earnings before taxes; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization (“EBITDA”); an adjusted formula of EBITDA determined by the Committee; economic value-added models; comparisons with various stock market indices; reductions in costs, and/or return on invested capital of the Company or any Affiliate, division or business unit of the Company for or within which the Participant is primarily employed. Such performance goals also may be based solely by reference to the Company’s performance or the performance of an Affiliate, division or business unit of the Company, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies. Unless the Committee specifies otherwise when it sets the performance goals for an award, objective adjustments shall be made to any of the foregoing measures for items that will not properly reflect the Company’s financial performance for these purposes, such as the write-off of debt issuance costs, pre-opening and development costs, gain or loss from asset dispositions, asset or other impairment charges, litigation settlement costs, and other non-routine items that the Committee foresees may occur during the Performance Period. Also, unless the Committee determines otherwise in setting the performance goals for an Award, such performance goals shall be applied by excluding the impact of (a) restructurings, discontinued operations and charges for extraordinary items, (b) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (c) a change in accounting standards required by generally accepted accounting principles. Such performance goals shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m) of the Code, or any successor provision thereto, and the regulations thereunder.

10.3  Adjustments.  Notwithstanding any provision of the Plan (other than Article 11), with respect to any Restricted Stock, Performance Award or Other Stock Unit Award that is subject to this Article 10, the Committee may adjust downward, but not upward, the amount payable pursuant to such Award, and the Committee may not waive the achievement of the applicable performance goals, except in the case of the death or Disability of the Participant or the occurrence of a Change of Control.

10.4  Determination of Performance.  Prior to the vesting, payment, settlement or lapsing of any restrictions with respect to any Restricted Stock, Performance Award or Other Stock Unit Award that is subject to this Article 10, the Committee shall certify in writing that the applicable performance goals have been achieved to the extent necessary for such Award to qualify as “performance based compensation” within the meaning of Section 162(m)(4)(C) of the Code.

10.5  Restrictions.  The Committee shall have the power to impose such other restrictions on Awards subject to this Article 10 as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code, or which are not inconsistent with such requirements.

ARTICLE XI

CHANGE OF CONTROL PROVISIONS

11.1  Impact of Change of Control.  The terms of any Award may provide in the Award Agreement evidencing the Award, or the Committee may determine in its discretion, that, upon a Change of Control of the Company, (a) Options and Stock Appreciation Rights outstanding as of the date of the Change of Control immediately vest and become exercisable in full or in part, (b) restrictions and deferral limitations on Restricted Stock lapse and the Restricted Stock becomes free of some or all restrictions and limitations and becomes partially or fully vested, (c) Performance Awards shall be considered to be earned and payable (either in full or pro-rata based on the portion of Performance Period completed as of the date of the Change of Control), and any deferral or other restriction shall lapse and such Performance Awards shall be immediately settled or distributed, (d) the restrictions and deferral limitations and other conditions applicable to any Other Stock Unit Awards or any other Awards shall lapse in full or in part, and such Other Stock Unit Awards or such other Awards shall become free of some or all restrictions, limitations or conditions and become partially or fully vested and transferable, and (e) such other additional benefits, changes or adjustments as the Committee deems appropriate shall apply, subject in each case to any terms and conditions contained in the Award Agreement evidencing such Award. Notwithstanding any other provision of the Plan, the Committee, in its discretion, may determine that, upon the occurrence of a Change of Control of the Company, (a) each Option and Stock Appreciation Right shall remain exercisable for only a limited period of time determined by the Committee (provided that they remain exercisable for at least 30 days after notice of such action is given to the Participants), or (b) each Option and Stock Appreciation Right outstanding shall terminate within a specified number of days after notice to the Participant, and such Participant shall receive, with respect to each Share subject to such Option or Stock Appreciation Right, an amount equal to the excess of the Fair Market Value of such Share immediately prior to the occurrence of such Change of Control over the exercise price per share of such Option and/or Stock Appreciation Right; such amount to be payable in cash, in one or more kinds of stock or property (including the stock or property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its discretion, shall determine. Notwithstanding the foregoing and the provisions of Section 11.2, the Committee will take no action that would subject any Participant to a penalty tax under Section 409A of the Code.

11.2  Assumption Upon Change of Control.  The terms of any Award Agreement may also provide that, if in the event of a Change of Control the successor company assumes or substitutes for an Option, Stock Appreciation Right, Share of Restricted Stock or Other Stock Unit Award, then each outstanding Option, Stock Appreciation Right, Share of Restricted Stock or Other Stock Unit Award shall not be accelerated as described in Sections 11.1(a), (b) and (d). For the purposes of this Section 11.2, an Option, Stock Appreciation Right, Share of Restricted Stock or Other Stock Unit Award shall be considered assumed or substituted for if following the Change of Control the award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award or Other Stock Unit Award immediately prior to the Change of Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change of Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the transaction constituting a Change of Control is not solely common stock of the successor company, the Committee may, with the consent of the successor company, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Restricted Stock Award or Other Stock Unit Award, for each Share subject thereto, will be solely common stock of the successor company substantially equal in fair market value to the per share consideration received by holders of Shares in the transaction constituting a Change of Control. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding. Any assumption or substitution of an Incentive Stock Option will be made in a manner that will not be considered a “modification” under the provisions of Section 424(h)(3) of the Code. Notwithstanding the foregoing, an Award Agreement may provide that, in the event of a termination of a Participant’s employment in such successor company within a specified time period following such Change of Control, all or part of any such Award held by such Participant at the time of the Change of Control shall be accelerated as described in Sections 11.1(a), (b) and (d) above.

ARTICLE XII

GENERALLY APPLICABLE PROVISIONS

12.1  Amendment and Modification of the Plan.  The Board may, from time to time, alter, amend, suspend or terminate the Plan as it shall deem advisable, subject to any requirement for stockholder approval imposed by Applicable Law; provided that the Board may not amend the Plan in any manner that would result in noncompliance with Rule 16b-3 of the Exchange Act; and further provided that the Board may not, without the approval of the Company’s stockholders, amend the Plan to (a) increase the number of Shares that may be the subject of Awards under the Plan (except for adjustments pursuant to Section 12.2), (b) expand the types of awards available under the Plan, (c) materially expand the class of persons eligible to participate in the Plan, (d) amend any provision of Section 5.3, (e) increase the maximum permissible term of any Option specified by Section 5.4, or (f) amend any provision of Section 3.2. In addition, no amendments to, or termination of, the Plan (other than by reason of the failure of stockholders to approve the Plan in the manner set forth in Section 13.12) shall in any way impair the rights of a Participant under any Award previously granted without such Participant’s consent.

12.2  Adjustments.  In the event of any merger, reorganization, consolidation, recapitalization, dividend or distribution (whether in cash, shares or other property), stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affecting the Shares or the value thereof, such adjustments and other substitutions shall be made to the Plan and to Awards as the Committee, in its sole discretion, deems equitable or appropriate, including such adjustments in the aggregate number, class and kind of securities that may be delivered under the Plan and, in the aggregate or to any one Participant, in the number, class, kind and option or exercise price of securities subject to outstanding Awards granted under the Plan (including, if the Committee deems appropriate, the substitution of similar options to purchase the shares of, or other awards denominated in the shares of, another company) as the Committee may determine to be appropriate in its sole discretion; provided, however, that the number of Shares subject to any Award shall always be a whole number. Where an adjustment under this Section 12.2 is made to an Incentive Stock Option, the adjustment will be made in a manner which will not be considered a “modification” under the provisions of Sections 409A or 424(h)(3) of the Code.

12.3  Transferability of Awards.  Except as provided below, no Award, and no Shares subject to Awards that have not been issued or as to which any applicable restriction, performance or deferral period has not lapsed, may be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution, and such Award may be exercised during the life of the Participant only by the Participant or the Participant’s guardian or legal representative. Notwithstanding the foregoing, to the extent that the Committee so authorizes in the Award Agreement or otherwise, an Award other than an Incentive Stock Option may be assigned, in whole or in part, during the Participant’s lifetime to one or more Family Members of the Participant. Rights under the assigned portion may be exercised by the Family Member(s) who acquire a proprietary interest in such Award pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the Award immediately before such assignment and shall be set forth in such documents issued to the assignee as the Committee deems appropriate.

(a) Designation of Beneficiary.  A Participant may file a written designation of a beneficiary who is to receive any Awards that remain unexercised in the event of the Participant’s death. If a Participant is married and the designated beneficiary is not the spouse, spousal consent will be required for the designation to be effective. The Participant may change such designation of beneficiary at any time by written notice to the Committee, subject to the above spousal consent requirement.

(b) Effect of No Designation.  If a Participant dies and there is no beneficiary validly designated and living at the time of the Participant’s death, the Company will deliver such Participant’s Awards to the executor or administrator of his or her estate, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Awards to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

(c) Death of Spouse or Dissolution of Marriage.  If a Participant designates his or her spouse as beneficiary, that designation will be deemed automatically revoked if the Participant’s marriage is later dissolved. Similarly, any designation of a beneficiary will be deemed automatically revoked upon the death of the beneficiary if the beneficiary predeceases the Participant. Without limiting the generality of the preceding sentence, the interest in Awards of a spouse of a Participant who has predeceased the Participant or whose marriage has been dissolved will automatically pass to the Participant, and will not be transferable by such spouse in any manner, including but not limited to such spouse’s will, nor will any such interest pass under the laws of intestate succession.

12.4  Termination of Employment.  The Committee shall determine and set forth in each Award Agreement whether any Awards granted in such Award Agreement will continue to be exercisable, and the terms of such exercise, on and after the date that a Participant’s Continuous Status as an Employee, Director, or Consultant ceases, whether by reason of death, disability, voluntary or involuntary termination of employment or services, or otherwise. The date of termination of a Participant’s Continuous Status as an Employee, Director or Consultant will be determined by the Committee, which determination will be final.

12.5  Dividend Equivalents.  Subject to the provisions of the Plan and any Award Agreement, the recipient of an Award (including any deferred Award) may, if so determined by the Committee, be entitled to receive, currently or on a deferred basis, cash, stock or other property dividends, or cash payments in amounts equivalent to stock or other property dividends on Shares (“Dividend Equivalents”) with respect to the number of Shares covered by the Award, as determined by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested.

ARTICLE XIII

MISCELLANEOUS

13.1  Tax Withholding.  The Company shall have the right to make all payments or distributions pursuant to the Plan to a Participant (or to the Participant’s executors, administrators, guardian, beneficiary, or legal representative, or Family Members) (any such person, a “Payee”) net of any applicable Federal, State and local taxes required to be paid or withheld as a result of (a) the grant of any Award, (b) the exercise of an Option or Stock Appreciation Rights, (c) the delivery of Shares or cash, (d) the lapse of any restrictions in connection with any Award, or (e) any other event occurring pursuant to the Plan. The Company or any Affiliate shall have the right to withhold from wages or other amounts otherwise payable to such Payee such withholding taxes as may be required by law, or to otherwise require the Payee to pay such withholding taxes. If the Payee shall fail to make such tax payments as are required, the Company or its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Payee or to take such other action as may be necessary to satisfy such withholding obligations. The Committee shall be authorized to establish procedures for election by Participants to satisfy such obligation for the payment of such taxes by tendering previously acquired Shares (either actually or by attestation, valued at their then Fair Market Value) that have been owned for a period of at least six months (or such other period to avoid accounting charges against the Company’s earnings), or by directing the Company to retain Shares (up to the employee’s minimum required tax withholding rate) otherwise deliverable in connection with the Award. If Shares acquired upon exercise of any Incentive Stock Option are disposed of in a disposition that, under Section 422 of the Code, disqualifies the holder from the application of Section 421(a) of the Code, the holder of the Shares immediately before the disposition will comply with any requirements imposed by the Company in order to enable the Company to secure the related income tax deduction to which it is entitled in such event.

13.2  Right of Discharge Reserved; Claims to Awards.  Nothing in the Plan nor the grant of an Award hereunder shall confer upon any Employee, Consultant or Director the right to continue in the employment or service of the Company or any Affiliate or affect any right that the Company or any Affiliate may have to terminate the employment or service of (or to demote or to exclude from future Awards under the Plan) any such Employee, Consultant or Director at any time for any reason. The Company shall not be liable for the loss of existing or potential profit from an Award granted in the event of termination of an employment or other relationship. No Employee or Participant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Employees or Participants under the Plan.

13.3  Prospective Recipient.  The prospective recipient of any Award under the Plan shall not, with respect to such Award, be deemed to have become a Participant, or to have any rights with respect to such Award, until and unless such recipient shall have executed an agreement or other instrument evidencing the Award and delivered a copy thereof to the Company, and otherwise complied with the then applicable terms and conditions.

13.4  Cancellation of Award.  Notwithstanding anything to the contrary contained herein, all outstanding Awards granted to any Participant may be canceled in the discretion of the Committee if the Participant’s Continuous Status as an Employee, Director or Consultant is terminated for Cause, or if, after the termination of the Participant’s Continuous Status as an Employee, Director, or Consultant, the Committee determines that Cause existed before such termination.

13.5  Stop Transfer Orders.  All certificates for Shares delivered under the Plan pursuant to any Award shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the provisions of this Plan, the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

13.6  Nature of Payments.  All Awards made pursuant to the Plan are in consideration of services performed or to be performed for the Company or any Affiliate, division or business unit of the Company. Any income or gain realized pursuant to Awards under the Plan and any Stock Appreciation Rights constitute a special incentive payment to the Participant and shall not be taken into account, to the extent permissible under Applicable Law, as compensation for purposes of any of the employee benefit plans of the Company or any Affiliate except as may be determined by the Committee or by the Board or board of directors of the applicable Affiliate.

13.7  Other Plans.  Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

13.8  Severability.  If any provision of the Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part by a court of competent jurisdiction, such provision shall (a) be deemed limited to the extent that such court of competent jurisdiction deems it lawful, valid and/or enforceable and as so limited shall remain in full force and effect, and (b) not affect any other provision of the Plan or part thereof, each of which shall remain in full force and effect. If the making of any payment or the provision of any other benefit required under the Plan shall be held unlawful or otherwise invalid or unenforceable by a court of competent jurisdiction, such unlawfulness, invalidity or unenforceability shall not prevent any other payment or benefit from being made or provided under the Plan, and if the making of any payment in full or the provision of any other benefit required under the Plan in full would be unlawful or otherwise invalid or unenforceable, then such unlawfulness, invalidity or unenforceability shall not prevent such payment or benefit from being made or provided in part, to the extent that it would not be unlawful, invalid or unenforceable, and the maximum payment or benefit that would not be unlawful, invalid or unenforceable shall be made or provided under the Plan.

13.9  Construction.  All references in the Plan to “Section,” “Sections,” or “Article” are intended to refer to the Section, Sections or Article, as the case may be, of the Plan. As used in the Plan, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

13.10  Unfunded Status of the Plan.  The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver the Shares or payments in lieu of or with respect to Awards hereunder; provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

13.11  Governing Law.  The Plan and all determinations made and actions taken thereunder, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware and construed accordingly.

13.12  Effective Date of Plan; Termination of Plan.  The Plan shall be effective on April 24, 2007, subject to the approval of the Plan, within 12 months thereafter, by affirmative votes representing a majority of the votes cast under Applicable Laws at a duly constituted meeting of the stockholders of the Company. After the adoption of this Plan by the Board, Awards may be made, but all such Awards shall be subject to stockholder approval of this Plan in accordance with the first sentence of this Section 13.12, and no Options or Stock Appreciation Rights may be exercised prior to such stockholder approval of the Plan. If the stockholders do not approve this Plan in the manner set forth in the first sentence of this Section 13.12, this Plan, and all Awards granted hereunder, shall be null and void and of no effect. Awards may be granted under the Plan at any time and from time to time on or prior to the tenth anniversary of the effective date of the Plan (unless the Board sooner suspends or terminates the Plan under Section 12.1), on which date the Plan will expire except as to Awards then outstanding under the Plan. Notwithstanding the foregoing, unless affirmative votes representing a majority of the votes cast under Applicable Laws approve the continuation of Article 10 at the first duly constituted meeting of the stockholders of the Company that occurs in the fifth year following the effective date of this Plan, no Awards other than Options or Stock Appreciation Rights, or Restricted Stock that is not intended to satisfy the requirements of Article 10, shall be made to Covered Employees following the date of such meeting. Except as set forth in the third sentence of this Section 13.12, outstanding Awards shall remain in effect until they have been exercised or terminated, or have expired.

13.13  Foreign Employees.  Awards may be granted to Participants who are foreign nationals or employed outside the United States, or both, on such terms and conditions different from those applicable to Awards to Employees employed in the United States as may, in the judgment of the Committee, be necessary or desirable in order to recognize differences in local law or tax policy. The Committee also may impose conditions on the exercise or vesting of Awards in order to minimize the Company’s obligation with respect to tax equalization for Employees on assignments outside their home country.

13.14  Effect on Prior Plans.  On the approval of this Plan by the stockholders of the Company in the manner set forth in Section 13.12, the Prior Plans shall be cancelled and no further grants or awards shall be made under the Prior Plans. Grants and awards made under the Prior Plans before the date of such cancellation, however, shall continue in effect in accordance with their terms.

13.15  Other Company Compensation Plans.  Shares available for Awards under the Plan may be used by the Company as a form of payment of compensation under other Company compensation plans, whether or not existing on the date hereof. To the extent any Shares are used as such by the Company, such Shares will reduce the then number of Shares available under Article 3 of the Plan for future Awards.

13.16  Captions.  The captions in the Plan are for convenience of reference only, and are not intended to narrow, limit or affect the substance or interpretation of the provisions contained herein.

PROXY

BIG 5 SPORTING GOODS CORPORATION
PROXY FOR 2007 ANNUAL MEETING OF STOCKHOLDERS

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders of Big 5 Sporting Goods Corporation (the “Company”) and the accompanying Proxy Statement relating to the above-referenced Annual Meeting, and hereby appoints Steven G. Miller, Gary S. Meade and Barry D. Emerson, or any of them, with full power of substitution and resubstitution in each, as attorneys and proxies of the undersigned.

Said proxies are hereby given authority to vote all shares of common stock of the Company which the undersigned may be entitled to vote at the 2007 Annual Meeting of Stockholders of the Company and at any and all adjournments or postponements thereof on behalf of the undersigned on the matters set forth on the reverse side hereof and in the manner designated thereon.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY, AND WHEN PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS ON THIS PROXY. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF ALL NOMINEES NAMED AS DIRECTORS OF THE COMPANY AND “FOR” APPROVAL OF THE 2007 EQUITY AND PERFORMANCE INCENTIVE PLAN.

PLEASE DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

(See reverse side)

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Please mark votes as in this example:  ☑

1.	Election of Two Class B Directors:
Nominees:
	Sandra N. Bane Michael D. Miller	FOR ALL	WITHHOLD AUTHORITY FOR ALL
		☐	☐

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE’S NAME IN THE SPACE PROVIDED BELOW.)

2.	Approval of 2007 Equity and Performance Incentive Plan

	FOR ☐	AGAINST ☐	ABSTAIN ☐

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, THE PROXIES ARE AUTHORIZED TO VOTE “FOR” THE ELECTION OF THE ABOVE-LISTED NOMINEES OR SUCH SUBSTITUTE NOMINEE(S) FOR DIRECTORS AS THE BOARD OF DIRECTORS OF THE COMPANY SHALL SELECT AND “FOR” APPROVAL OF THE 2007 EQUITY AND PERFORMANCE INCENTIVE PLAN. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE PROXIES TO VOTE AS TO ANY OTHER MATTER THAT IS PROPERLY BROUGHT BEFORE THE ANNUAL MEETING THAT THE BOARD OF DIRECTORS DID NOT HAVE NOTICE OF PRIOR TO MARCH 24, 2007.

          Signature _ _  Dated _ _, 2007

Note: Please date and sign exactly as your name(s) appear on this proxy card. If shares are registered in more than one name, all such persons should sign. A corporation should sign in its full corporate name by a duly authorized officer, stating his title. When signing as attorney, executor, administrator, trustee or guardian, please sign in your official capacity and give your full title as such. If a partnership, please sign in the partnership name by an authorized person.

For address changes, please mark the box to the right and write them on the label below.  ☐

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